Exhibit 10.1

Certain identified information (indicated by “[***]”) has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the registrant if publicly disclosed.

THIS TRANSACTION SUPPORT AGREEMENT IS NOT AN OFFER WITH RESPECT TO ANY SECURITIES. ANY SUCH OFFER OR SOLICITATION WILL COMPLY WITH ALL APPLICABLE SECURITIES LAWS. NOTHING CONTAINED IN THIS TRANSACTION SUPPORT AGREEMENT SHALL BE AN ADMISSION OF FACT OR LIABILITY OR, UNTIL THE OCCURRENCE OF THE TSA EFFECTIVE DATE ON THE TERMS DESCRIBED HEREIN, DEEMED BINDING ON ANY OF THE PARTIES HERETO.

TRANSACTION SUPPORT AGREEMENT

This TRANSACTION SUPPORT AGREEMENT (as amended, supplemented, or otherwise modified from time to time in accordance with the terms hereof, and including the Term Sheet (as defined below) and any other exhibits, schedules, or annexes attached hereto or thereto, this “Agreement”), dated as of September 29, 2020, is entered into by and among the following parties:

(a)	Summit Midstream Partners Holdings, LLC (“SMPH”);

(b)	Summit Midstream Partners, LLC (“SMP” and with SMPH, the “Company”);

(c)	Summit Midstream Partners, LP (“SMLP”) solely with respect to Sections 4(a)(iv)(B), 4(a)(iv)(C), 5, 8 and 27 herein;

(d)

each of the beneficial owners (or nominees, investment managers, advisors or subadvisors for, or subaccount or funds of, the beneficial owners) of the Term Loan Claims, in each case, as identified on the signature pages hereto (each, an “Initial Directing Lender” and, collectively, the “Initial Directing Lenders”); and

(e)

each of the other beneficial owners (or nominees, investment managers, advisors, or subadvisors for, or subaccounts or funds of, the beneficial owners) of the Term Loan Claims that becomes a party to this Agreement after the TSA Effective Date in accordance with the terms hereof by executing and delivering a Joinder Agreement (each such Person described in this clause (e), together with the Initial Directing Lenders, a “Directing Lender” and, collectively, the “Directing Lenders”).

All persons or entities that are party to this Agreement or that become a party to this Agreement in accordance with the terms hereof are referred to as the “Parties” and individually as a “Party.”

Capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Term Sheet.

Recitals

WHEREAS, the Term Loan Agent, the Directing Lenders, and the Company are parties to that certain term loan agreement, dated as of March 21, 2017 (as amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the terms thereof) by and between the Company, the Term Loan Lenders, and the Term Loan Agent (the “Credit Agreement” and together with all documents and agreements executed in connection therewith, collectively, the “Loan Documents”);

WHEREAS, the Company and the Initial Directing Lenders (constituting Required Lenders under the Credit Agreement) have in good faith and at arm’s-length negotiated a debt discharge and restructuring transaction on the terms set forth in this Agreement and the term sheet attached hereto as Exhibit A (together with any schedules, annexes, and exhibits attached thereto, and as may be modified in accordance with Section 12 hereof, the “Term Sheet”) (such debt discharge and restructuring transaction, including the Strict Foreclosure or the Backup Transaction, as applicable, and all other transactions consummated in connection with, or relating to, any of the foregoing, collectively, the “Transaction”);

WHEREAS, subject to the terms and conditions herein and the Term Sheet, and in reliance upon the representations and covenants by the Company contained herein, the Initial Directing Lenders have agreed to execute and deliver to the Term Loan Agent that Direction to Effect a Strict Foreclosure, Consummate Assignment, and Take Other Actions in Connection Therewith, a form of which is attached as Exhibit 1 to the Term Sheet (the “Strict Foreclosure Direction”);

WHEREAS, the Company, the Initial Directing Lenders and the Term Loan Agent have agreed to the form of Notification of Proposal of Strict Foreclosure attached as Exhibit 2 to the Term Sheet (the “Strict Foreclosure Agreement”);

WHEREAS, upon the Strict Foreclosure, at the direction of the Term Loan Agent, the Term Loan Lenders shall receive (i) pursuant to the Strict Foreclosure Agreement and § 9-620 of the UCC, all of SMPH’s right, title, and interest in and to the Specified Collateral (as defined herein) and (ii) the Additional Consideration (as defined herein);

WHEREAS, in connection with the Strict Foreclosure Agreement, the Company and the Directing Lenders shall enter into the Mutual Release Agreement, a form of which is attached as Exhibit 3 to the Term Sheet (the “Mutual Release Agreement”);

WHEREAS, holders of the Term Loan Claims that are not Directing Lenders may consent to the Transaction and enter into the Mutual Release Agreement by executing an agreement, a form of which is attached hereto as Exhibit E (the “Consent Agreement”) in order to become a Transaction Consenting Lender;

WHEREAS, SMPH has also agreed to pay each of the Directing Lenders and Transaction Consenting Lenders (as defined herein) its Pro Rata Share of the Consent Premium (as defined herein) upon the consummation of the Transaction on the Closing Date; and

WHEREAS, Following the TSA Effective Date, SMLP shall transfer to SMPH cash in an amount equal to the amount of the Consent Premium plus the amount of the Additional Consideration in accordance with Section 5 of this Agreement;

WHEREAS, the Parties agree that this Agreement, including all exhibits attached hereto, and the Transaction contemplated thereby, are the product of arm’s-length and good-faith negotiations among all of the Parties.

NOW, THEREFORE, in consideration of the promises and the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Party, intending to be legally bound hereby, agrees as follows:

Agreement

Section 1. Definitions and Interpretation.

As used in this Agreement, the following terms have the following meanings:

(a)	“Additional Consideration” means $6.5 million cash.

(b)

“Affiliate” means, with respect to any Person, any other Person controlled by, controlling or under common control with such Person; provided the Company shall not be deemed to be Affiliates of any Directing Lender and no Directing Lender shall be deemed to be an Affiliate of the Company. As used in this definition, “control” (including, with its correlative meanings, “controlling,” “controlled by” and “under common control with”) shall mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities, by contract or otherwise).

(c)

“Ad Hoc Group” means the ad hoc group of certain beneficial owners (or nominees, investment managers, advisors or subadvisors for certain beneficial owners) of the Term Loan Claims, as may be reconstituted from time to time, represented by Stroock.

(d)

“Ad Hoc Group Advisors” means, collectively, (i) Stroock, as counsel to the Ad Hoc Group, and (ii) such other professionals that may be retained by or on behalf of the Ad Hoc Group; provided, however, that such other professionals’ fees and expenses, if any, shall be considered Ad Hoc Group Fees and Expenses only upon the Company’s written consent, which consent shall not be unreasonably withheld.

(e)

“Ad Hoc Group Fees and Expenses” means all reasonable and documented fees and expenses of the Ad Hoc Group, including, without limitation, the reasonable and documented fees and all out-of-pocket costs and expenses of Stroock, and, to the extent the Company has provided written consent in accordance with the definition of “Ad Hoc Group Advisors”, any other Ad Hoc Group Advisors, in each case, in connection with the negotiation, formulation, preparation, execution, delivery, implementation, consummation, and/or enforcement of this Agreement, the Term Sheet, the Transaction, and/or any of the other Definitive Documents, and/or any of the transactions contemplated by (and/or any amendments, waivers, consents, supplements or other modifications to) any of the foregoing; provided that fees, costs or expenses incurred by individual Directing Lenders associated with establishing any affiliated entities for purposes of consummating the Transaction in a tax-favored manner for the Directing Lenders shall not constitute Ad Hoc Group Fees and Expenses (provided, however, for the avoidance of doubt, that general advice regarding the establishment of affiliated entities shall constitute Ad Hoc Group Fees and Expenses); provided further that the Ad Hoc Group Fees and Expenses paid by the Company pursuant to the terms of this Agreement will be not more than $300,000 for reasonable and documented fees, out-of-pocket costs, and expenses of Stroock incurred between the TSA Effective Date and the earlier of (i) the Closing Date, (ii) the Backup Transaction Toggle Date, or (iii) such other date as the Parties decide to implement the Backup Transaction pursuant to Section 28.

(f)	“Agreement” has the meaning set forth in the recitals of this Agreement.

(g)

“Alternative Transaction” means any reorganization (including, for the avoidance of doubt, a transaction premised on an asset sale or a chapter 11 plan other than one that implements the Transaction, or otherwise), proposal, offer, dissolution, winding up, liquidation, reorganization, merger, consolidation, business combination, joint venture, partnership, sale of assets, recapitalization, or restructuring in any jurisdiction anywhere in the world for any entity of the Company other than the Transaction.

(h)	“Applicable Period” has the meaning set forth in Section 27.

(i)	“Backup Transaction” has the meaning set forth in the Section 28.

(j)

“Backup Transaction Documents” means all documents that are necessary to implement, or otherwise relate to the Backup Transaction, which Backup Transaction Documents shall be reasonably acceptable to both the Company and the Requisite Directing Lenders.

(k)

“Backup Transaction Toggle Date” means the date that is sixty (60) days following the end of the Solicitation Period or such later date as may be agreed to by the Requisite Directing Lenders and the Company.

(l)	“Baker Botts” means Baker Botts LLP, as securities counsel to the Company.

(m)	“Blackout Notice” has the meaning set forth in Section 27.

(n)	“Blackout Period” has the meaning set forth in Section 27.

(o)	“Business Day” means any day other than a day which is a Saturday, Sunday, or legal holiday on which banks in the City of New York are authorized or obligated by Law to close.

(p)	“Claims” has the meaning ascribed to such term in section 101(5) of title 11 of the United States Code.

(q)	“Claims and Interests” means, as applicable, the Term Loan Claims, the Other Claims, and/or any existing Equity Interests in the Company, SMLP or any of their Affiliates.

(r)

“Closing Date” means the date upon which the Transaction is consummated, as further described in the Term Sheet (which, for the avoidance of doubt, will be the same date as the Effective Time (as defined in the Strict Foreclosure Agreement) or the effective date of the Company’s chapter 11 plan of reorganization if the Backup Transaction is consummated, as applicable), which shall be no earlier than at least one (1) Business Day following conclusion of the Solicitation Period.

(s)	“Company” has the meaning set forth in the recitals of this Agreement.

(t)	“Consent Premium” means $20 million cash.

(u)	“Consent Agreement” has the meaning set forth in the recitals of this Agreement.

(v)	“Credit Agreement” has the meaning set forth in the recitals of this Agreement.

(w)

“Definitive Documents” means all documents (including, without limitation, the Strict Foreclosure Direction, the Strict Foreclosure Agreement, the Mutual Release Agreement, the Consent Agreement, the Questionnaire, the Backup Transaction Documents (as applicable), and any other related orders, agreements, instruments, schedules, or exhibits) that are contemplated by this Agreement and that are otherwise necessary to implement, or otherwise relate to the Transaction, which Definitive Documents must be reasonably acceptable to both the Company and the Requisite Directing Lenders; it being agreed that the forms of the Definitive Documents attached as Exhibits hereto and to the Term Sheet are reasonably acceptable to both the Company and the Requisite Directing Lenders.

(x)	“Directing Lender” has the meaning set forth in the recitals of this Agreement.

(y)	“DPPO” means the $180,750,000 deferred purchase price obligation owed from SMLP to SMPH.

(z)

“Equity Interests” means, with respect to any Person, (i) any capital stock (including common stock and preferred stock), limited liability company interests, partnership interests, or other equity, ownership, beneficial, or profits interests of such Person, and (ii) any options, warrants, securities, stock appreciation rights, phantom units, incentives, commitments, calls, redemption rights, repurchase rights, or other agreements, arrangements, or rights of any kind that are convertible into, exercisable, or exchangeable for, or otherwise permit any Person to acquire, any capital stock (including common stock and preferred stock), limited liability company interests, partnership interests, or other equity, ownership, beneficial, or profits interests of such Person.

(aa)	“Event” means any event, change, effect, occurrence, development, circumstance, condition, result, state of fact or change of fact.

(bb)

“Governmental Entity” means any applicable federal, state, local or foreign government or any agency, bureau, board, commission, court or arbitral body, department, political subdivision, regulatory or administrative authority, tribunal or other instrumentality thereof, or any self-regulatory organization.

(cc)	“Initial Directing Lender” has the meaning set forth in the recitals of this Agreement.

(dd)	“Interpretive Guidance” has the meaning set forth in Section 4(a)(iv)(B) of this Agreement.

(ee)	“Joinder Agreement” means the form of joinder agreement attached to this Agreement as Exhibit C.

(ff)	“Kirkland” means, collectively, Kirkland & Ellis LLP and Kirkland & Ellis International LLP, as counsel to the Company.

(gg)

“Law” means, in any applicable jurisdiction, any applicable statute or law (including common law), ordinance, rule, treaty, code or regulation and any decree, injunction, judgment, order, ruling, assessment, writ or other legal requirement, in any such case, of any applicable Governmental Entity.

(hh)	“Loan Documents” has the meaning set forth in the recitals to this Agreement.

(ii)

“Material Adverse Effect” means any Event occurring after the date hereof that individually, or together with all other Events occurring after the date hereof, has had, or would reasonably be expected to have, a material adverse effect on the ability of the Company or SMLP to perform their respective obligations under this Agreement or to consummate the Transaction.

(jj)	“Milestones” has the meaning set forth in Section 4(a)(iv).

(kk)	“Mutual Release Agreement” has the meaning set forth in the recitals to this Agreement.

(ll)	“Outside Date” means February 15, 2021, as may be extended by agreement between the Requisite Directing Lenders and the Company.

(mm)	“Other Claims” means any and all Claims against the Company, SMLP or any of their Affiliates, other than any Term Loan Claims.

(nn)	“Party” has the meaning set forth in the recitals to this Agreement.

(oo)	“Permitted Transfer” means a transfer of any Term Loan Claim that meets the requirements of Section 3(c).

(pp)	“Permitted Transferee” means each transferee of any Term Loan Claim who meets the requirements of Section 3(c).

(qq)

“Person” means an individual, a partnership, a joint venture, a limited liability company, a corporation, a trust, an unincorporated organization, a group, a Governmental Entity, or any legal entity or association.

(rr)

“Pro Rata Share” means, other than in connection with the Consent Premium, with respect to each Lender, an amount calculated on the basis of the aggregate principal amount of outstanding Loans held by such Lender (determined as of the Closing Date but immediately prior to giving effect to the consummation of the Strict Foreclosure) as a percentage of the total amount of then-outstanding Loans held by all Term Loan Lenders in the aggregate.

(ss)

“Qualified Marketmaker” means an entity that (i) holds itself out to the market as standing ready in the ordinary course of business to purchase from and sell to customers Term Loan Claims, or enter with customers into long and/or short positions in Term Loan Claims, in its capacity as a dealer or market maker in such Term Loan Claims, and (ii) is in fact regularly in the business of making a market in claims, interests and/or securities of issuers or borrowers.

(tt)

“Questionnaire” means, if the Registration Statement is to be filed, the selling unitholder questionnaire to be distributed by SMLP to Term Loan Lenders to obtain information with respect to the Directing Lenders and Transaction Consenting Lenders that is required to be included in the Registration Statement, the form of which is attached to this Agreement as Exhibit D.

(uu)	“Questionnaire Deadline” has the meaning set forth in Section 27.

(vv)

“Registrable Securities” means the Specified Collateral held by the Directing Lenders and the Transaction Consenting Lenders, but only to the extent that such Persons become Directing Lenders or Transaction Consenting Lenders on or prior to the expiration of the Solicitation Period and provide SMLP with an executed Questionnaire on or prior to the Questionnaire Deadline. Registrable Securities shall cease to be Registrable Securities when (i) a registration statement with respect to the sale of such securities shall have been declared effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (ii) such securities are sold pursuant to Rule 144 (or any similar provisions then in force) under the Securities Act, (iii) such securities have been otherwise transferred and a new certificate or other evidence of ownership for them that does not bear a legend restricting further transfer has been delivered to such transferee, or (iv) such securities shall have ceased to be outstanding.

(ww)	“Registration Statement” has the meaning set forth in Section 27.

(xx)	“Required Lenders” has the meaning set forth in the Credit Agreement.

(yy)

“Requisite Directing Lenders” means, as of any date of determination, the Directing Lenders who own or control as of such date at least a majority of the aggregate principal amount of the Term Loans Claims owned or controlled by all of the members of the Ad Hoc Group in the aggregate as of such date, provided, however, that with respect to any (a) amendments to this Agreement or the Term Sheet, (b) waiver of any rights or obligations contained in this Agreement or the Term Sheet, including, without limitation, any of the conditions precedent contained herein or in the Term Sheet, or (c) extensions of any of the Milestones, the Backup Transaction Toggle Date, or the Outside Date, then, in each case, Requisite Directing Lenders shall mean the Directing Lenders who own or control as of such date at least 66% of the aggregate principal amount of the Term Loans Claims owned or controlled by all of the members of the Ad Hoc Group in the aggregate as of such date.

(zz)	“Resale Registration” has the meaning set forth in Section 27.

(aaa)	“SEC” means the United States Securities and Exchange Commission.

(bbb)	“Securities Act” means the Securities Act of 1933, as amended and including any rule or regulation promulgated thereunder.

(ccc)	“Seller Affiliates” has the meaning set forth in Section 27.

(ddd)	“Selling Expenses” means discounts and commissions payable to underwriters, selling brokers, dealer managers or other similar Persons engaged in the distribution of any of the Registrable Securities.

(eee)

“Solicitation Period” means the fourteen (14) calendar day period commencing within two (2) Business Days of the TSA Effective Date, or such longer period as may be agreed to between the Requisite Directing Lenders and the Company, during which Term Loan Lenders can either (i) become Directing Lenders by execution of a Joinder Agreement or (ii) become Transaction Consenting Lenders by executing a Consent Agreement; provided, however, that the Requisite Directing Lenders shall have the right in their discretion to require that the Solicitation Period be extended by up to five (5) Business Days.

(fff)	“SMGP” means Summit Midstream GP, LLC.

(ggg)	“SMLP” has the meaning set forth in the recitals of this Agreement.

(hhh)	“SMLP Contribution” has the meaning set forth in Section 5.

(iii)	“SMP” has the meaning set forth in the recitals of this Agreement.

(jjj)	“SMPH” has the meaning set forth in the recitals of this Agreement.

(kkk)

“Specified Collateral” means the 34,604,581 common units representing limited partner interests in SMLP currently pledged to the Term Loan Agent, on behalf of the Term Loan Lenders, as collateral under the Credit Agreement; provided that the number of common units comprising the Specified Collateral shall be equitably adjusted in the event of a unit split, reverse unit split, combination, reclassification, recapitalization, exchange, unit dividend, or other distribution payable in common units with respect to the Specified Collateral that occurs prior to the Closing Date.

(lll)

“Strict Foreclosure” means the delivery to the Term Loan Lenders of the Specified Collateral in accordance with Article 9 of the Uniform Commercial Code and the terms set forth in the Strict Foreclosure Agreement, which together with the Additional Consideration, shall be in full satisfaction of the Company’s obligations under the Credit Agreement (exclusive of any obligations contained therein that survive termination of the Credit Agreement in accordance with the terms set forth herein and in the Definitive Documents).

(mmm)	“Strict Foreclosure Agreement” has the meaning set forth in the recitals of this Agreement.

(nnn)	“Strict Foreclosure Direction” has the meaning set forth in the recitals of this Agreement.

(ooo)	“Stroock” means Stroock & Stroock & Lavan LLP as counsel to the Ad Hoc Group.

(ppp)

“Support Period” means, with respect to any Party, the period commencing on the TSA Effective Date applicable to such Party and ending on the date on which this Agreement is terminated in accordance with Section 6.

(qqq)	“Term Loan Agent” means Credit Suisse AG, Cayman Islands Branch, as Administrative Agent and Collateral Agent for the Term Loan Lenders under the Credit Agreement.

(rrr)

“Term Loan Agent Advisors” means, collectively, (i) Simpson Thacher & Bartlett LLP, as counsel to the Term Loan Agent, and (ii) such other professionals that may be retained by or on behalf of the Term Loan Agent; provided, however, that such other professionals’ fees and expenses, if any, shall be considered Term Loan Agent Fees and Expenses only upon the Company’s written consent, which consent shall not be unreasonably withheld.

(sss)

“Term Loan Agent Fees and Expenses” means all reasonable and documented fees and expenses of the Term Loan Agent, including, without limitation, the reasonable and documented fees and all out-of-pocket costs and expenses of Simpson Thacher & Bartlett LLP, and, to the extent the Company has provided written consent in accordance with the definition of “Term Loan Agent Advisors”, any other Term Loan Agent Advisors, in each case, in connection with the negotiation, formulation, preparation, execution, delivery, implementation, consummation, and/or enforcement of this Agreement, the Term Sheet, the Transaction, and/or any of the other Definitive Documents, and/or any of the transactions contemplated by (and/or any amendments, waivers, consents, supplements or other modifications to) any of the foregoing.

(ttt)	“Term Loan Lenders” means the lenders party to the Credit Agreement as of the Closing Date.

(uuu)

“Term Loan Claims” means all claims held by the Term Loan Lenders party to the Credit Agreement derived from, based upon, or secured pursuant to the Loan Documents, including the approximately $155.2 million in principal amount outstanding, plus all interest, fees, expenses, costs, and other charges arising under or related to the Obligations (as defined in the Credit Agreement).

(vvv)	“Term Sheet” has the meaning set forth in the recitals of this Agreement.

(www)	“Transaction” has the meaning set forth in the recitals to this Agreement.

(xxx)	“Transaction Consenting Lender” means any holder of Term Loan Claims who has duly executed the Consent Agreement.

(yyy)	“Transfer” means sell, use, pledge, assign, transfer, permit the participation in, or dispose of.

(zzz)	“Transferee” has the meaning ascribed to such term in Section 3(c).

(aaaa)	“Transfer Agreement” means the form of transfer agreement attached to this Agreement as Exhibit B.

(bbbb)	“TSA Effective Date” has the meaning set forth in Section 13.

(cccc)	“UCC” means the Uniform Commercial Code, as adopted in the State of New York, and solely to the extent applicable to the transactions contemplated hereby, as adopted in other states,

This Agreement is the product of negotiations among the Parties, and the enforcement or interpretation hereof is to be interpreted in a neutral manner, and any presumption with regard to interpretation for or against any Party by reason of that Party having drafted or caused to be drafted this Agreement or any portion hereof shall not be effective in regard to the interpretation hereof. For purposes of this Agreement:

(a)	in the appropriate context, each term, whether stated in the singular or the plural, shall include both the singular and the plural;

(b)	capitalized terms defined only in the plural or singular form shall nonetheless have their defined meanings when used in the opposite form;

(c)

unless otherwise specified, any reference herein to a contract, lease, instrument, release, indenture, or other agreement or document being in a particular form or on particular terms and conditions means that such document shall be substantially in such form or substantially on such terms and conditions;

(d)

unless otherwise specified, any reference herein to an existing document, schedule, or exhibit shall mean such document, schedule, or exhibit as it may have been or may be amended, restated, supplemented, or otherwise modified from time to time; provided that any capitalized terms herein which are defined with reference to another agreement, are defined with reference to such other agreement as of the date of this Agreement, without giving effect to any termination of such other agreement or amendments to such capitalized terms in any such other agreement following the date hereof;

(e)	unless otherwise specified, all references herein to “Sections” are references to Sections of this Agreement;

(f)	the words “herein,” “hereof,” and “hereto” refer to this Agreement in its entirety rather than to any particular portion of this Agreement;

(g)

captions and headings to Sections, paragraphs, and subsections of this Agreement are inserted for convenience only and shall not affect the interpretation hereof or, for any purpose, be deemed a part of this Agreement;

(h)

references to “shareholders,” “directors,” and/or “officers” shall also include “members” and/or “managers,” as applicable, as such terms are defined under the applicable limited liability company laws; and

(i)	the use of “include” or “including” is without limitation, whether stated or not.

The Term Sheet is expressly incorporated herein by reference and made part of this Agreement as if fully set forth herein. The Term Sheet sets forth the material terms and conditions of the Transaction; provided, however, the Term Sheet is supplemented by the terms and conditions of this Agreement and the other Definitive Documents (as applicable).

Section 2. Definitive Documents.

Each of the Definitive Documents shall, upon effectiveness, contain terms, conditions, representations, warranties, and covenants consistent in all respects with the terms of this Agreement, including the Term Sheet, as this Agreement (including the Term Sheet) may be modified, amended, or supplemented pursuant to Section 12.

Section 3. Agreements of the Directing Lenders.

(a)	Transaction Support. During the Support Period, subject to the terms and conditions hereof, each Directing Lender agrees, severally and not jointly, with respect to all claims held, that it shall:

(i)

support and, at the Company’s sole expense, take all commercially reasonable actions necessary or reasonably requested by the Company to facilitate the consummation of the Transaction in accordance with the terms, conditions, and applicable deadlines set forth in this Agreement; provided that, other than as explicitly set forth herein, no Directing Lender shall be required to take any such action requested by the Company (other than execution and delivery of the Strict Foreclosure Direction) that would impose any material liability or obligation on such Directing Lender;

(ii)	negotiate in good faith the applicable Definitive Documents consistent with the terms of this Agreement and the Term Sheet;

(iii)	not direct the Term Loan Agent to take any action nor solicit, encourage, or support any other person to take any action inconsistent with such Directing Lender’s obligations under this Agreement;

(iv)	execute and deliver the Strict Foreclosure Direction to the Term Loan Agent consistent with the terms of this Agreement and the Term Sheet;

(v)

(A) not take any action, directly or indirectly, that would reasonably be expected to prevent, interfere with, materially delay, or impede, the consummation of the Transaction; (B) not directly or indirectly propose, file, support, vote for, consent to, or take any other action in furtherance of the negotiation or formulation of any Alternative Transaction; and (C) not, nor direct any other person to, take any action that would, or would reasonably be expected to, breach this Agreement, or object to, or materially and intentionally delay, or take any other negative action, directly or indirectly, to interfere with the implementation of the Transaction; and

(vi)

not, and shall not direct any other person to, exercise any right or remedy for the enforcement, collection, or recovery of any of the Term Loan Claims against the Company, including in connection with any payment obligations of the Company under the Credit Agreement that come due during the Support Period, other than in accordance with this Agreement and/or the Definitive Documents; provided, however, that nothing in this clause (vi) shall require the Directing Lenders to waive any Default (as defined in the Credit Agreement) or Event of Default (as defined in the Credit Agreement) or any of the obligations arising under the Loan Documents; provided, further, that, other than as expressly set forth herein, each party to this Agreement shall forbear from exercising its respective rights or remedies under or with respect to the Credit Agreement and the other Loan Documents during the Support Period, and no party to this Agreement shall request that the Term Loan Agent exercise rights or remedies under or with respect to the Credit Agreement or the other Loan Documents during the Support Period, in each case to the extent inconsistent with this Agreement.

Unless otherwise expressly set forth herein or in the Term Sheet, no Directing Lender shall be required to incur, assume, become liable in respect of, or suffer to exist any expenses, liabilities, or other obligations, or agree to or become bound by any commitments, undertakings, concessions, indemnities, or other arrangements that could result in expenses, liabilities, or other obligations to such Directing Lender.

(b)	Rights of Directing Lenders Unaffected.

(i)

Except as expressly set forth herein, nothing contained herein, or in any of the confidentiality agreements in place between the Company, each of the Directing Lenders, and their respective advisors, shall:

(A)

limit (A) the rights of Directing Lenders under any applicable bankruptcy, insolvency, foreclosure, or similar proceeding, in each case, so long as the exercise of any such right is not inconsistent with such Directing Lender’s obligations hereunder; (B) the ability of a Directing Lender to purchase, sell, or enter into any transactions regarding the Term Loan Claims, subject to the terms hereof; (C) any right or remedy of any Directing Lender under, as applicable, any of the Loan Documents; (D) the ability of a Directing Lender to consult with any of the other Parties; or (E) the ability of a Directing Lender to enforce any right, remedy, condition, consent, or approval requirement under this Agreement or any of the Restructuring Documents;

(B)

constitute a waiver or amendment of any term or provision of (y) any of the Loan Documents, as applicable, or (z) any other agreement, instrument, or document that gives rise to a Directing Lender’s Term Loan Claims; or

(C)	constitute a termination or release of any liens granted in connection with the Term Loan Claims.

(ii)

Nothing contained herein, or in any of the confidentiality agreements in place between the Company, each of the Directing Lenders, and their respective advisors, shall restrict the Ad Hoc Group Advisors or the Directing Lenders from engaging in discussions or communications amongst themselves.

(c)

Transfers. During the Support Period, subject to the terms and conditions hereof, each Directing Lender agrees, solely with respect to itself, that it shall not directly or indirectly Transfer any ownership (including any beneficial ownership)[1] in its Term Loan Claims, or any option thereon or any right or interest therein (including by granting any proxies or depositing any interests in such Term Loan Claims into a voting trust or by entering into a voting agreement with respect to such Term Loan Claims), unless the intended transferee (the “Transferee”) (A) is

[1]

As used herein, the term “beneficial ownership” means the direct or indirect economic ownership of, and/or the power, whether by contract or otherwise, to direct the exercise of the voting rights and the disposition of, the Term Loan Claims or the right to acquire such Term Loan Claims.

a Directing Lender and provides notice of such Transfer (including the amount and type of Term Loan Claim to be Transferred) to Kirkland and Stroock by delivery of an executed Transfer Agreement at or before the time of such Transfer or (B) executes and delivers to Kirkland and Stroock an executed Joinder Agreement at or before the time of such Transfer (it being understood that any Transfer shall be void ab initio and shall not be effective as against the Company or with respect to this Agreement or the transactions contemplated herein until notification of such Transfer and a copy of the executed Joinder Agreement has been received by Kirkland and Stroock, in each case, on the terms set forth herein).

(i)

This Agreement shall in no way be construed to preclude the Directing Lenders from acquiring additional Term Loan Claims; provided that (A) any Directing Lender that acquires additional Term Loan Claims during the Support Period shall promptly notify Kirkland and Stroock of such acquisition, including the amount acquired, and (B) such acquired Term Loan Claims shall automatically and immediately upon acquisition by a Directing Lender be deemed to be subject to the terms of this Agreement (regardless of when or whether notice of such acquisition is given to Kirkland and Stroock).

(ii)

This Section 3(c) shall not impose any obligation on the Company to issue any “cleansing letter” or otherwise publicly disclose information for the purpose of enabling a Directing Lender to Transfer any Term Loan Claims. Notwithstanding anything to the contrary herein, to the extent the Company and another Party have entered into a separate agreement with respect to the issuance of a “cleansing letter” or other public disclosure of information, the terms of such agreement shall continue to apply and remain in full force and effect according to its terms.

(iii)

Any Transfer made in violation of this Section 3(c) shall be void ab initio. Upon the completion of any Transfer of Term Loan Claims in accordance with this Section 3(c), the Permitted Transferee shall be deemed a Directing Lender hereunder with respect to such transferred Term Loan Claims and the transferor shall be deemed to relinquish its rights and claims (and be released from its obligations under this Agreement) with respect to such transferred Term Loan Claims; provided that if such transferor retains any rights related to such transferred Term Loan Claims, such transferor shall remain subject to the provisions of this Agreement with respect to such rights.

(iv)	Each Directing Lender agrees to provide, on three (3) business days’ notice, its current holdings of Term Loan Claims to Kirkland and Stroock on a professionals’ eyes only basis.

(v)	For the avoidance of doubt, the provisions of this Section 3(c), only apply to the Directing Lenders’ Term Loan Claims and do not apply to any other Claims and Interests of any Directing Lender.

(d)

Qualified Market Maker. Notwithstanding anything herein to the contrary, any Directing Lender may transfer any of its Term Loan Claims to an entity that is acting in its capacity as a Qualified Marketmaker without the requirement that the Qualified Marketmaker be or become a Directing Lender; provided that each Directing Lender will provide prompt notice of any such Transfer to Kirkland and Stroock in accordance with Section 3(c) hereof; provided further, however, that the Qualified Marketmaker subsequently transfers all right, title, and interest in such Term Loan Claims to a Transferee that is or becomes a Directing Lender as provided above, and the Transfer documentation between the transferor Directing Lender and such Qualified Marketmaker shall contain a requirement that provides as such and to the extent any Directing Lender is acting in its capacity as a Qualified Marketmaker, it may Transfer any Term Loan Claims that it acquires from a holder of such Term Loan Claims that is not a Directing Lender without the requirement that the Transferee be or become a Directing Lender. Notwithstanding the foregoing, if, prior to the time of the proposed Transfer of any Term Loan Claims to a Qualified Marketmaker, the holder of such Term Loan Claims (x) is required to execute the Strict Foreclosure Direction, the proposed transferor Directing Lender must first comply with the requirements of Section 3(a) hereof, or (y) has not yet been required to execute the Strict Foreclosure Direction and such Qualified Marketmaker does not Transfer such Term Loan Claims to a subsequent Transferee prior to the fifth (5th) Business Day prior to the expiration of the Solicitation Period (such date, the “Qualified Marketmaker Joinder Date”), such Qualified Marketmaker shall be required to (and the Transfer documentation to the Qualified Marketmaker shall have provided that it shall), on the first (1st) Business Day immediately following the Qualified Marketmaker Joinder Date, become a Directing Lender with respect to such Term Loan Claims in accordance with the terms hereof.

Section 4. Agreements of the Company.

(a)

Transaction Support. During the Support Period, subject to the terms and conditions of this Agreement, including without limitation Section 9, the Company (or in the case of Sections 4(a)(iv)(B) and 4(a)(iv)(C), SMLP) agrees that it shall:

(i)

support and take all commercially reasonable actions necessary or reasonably requested by the Requisite Directing Lenders to support the Transaction and to act in good faith and take all reasonable actions necessary to implement and consummate the Transaction in accordance with the terms, conditions, and applicable deadlines set forth in this Agreement and the Term Sheet and the other Definitive Documents, as applicable;

(ii)

implement and consummate the Transaction in a timely manner and take any and all commercially reasonable efforts in furtherance of the Transaction, as contemplated under this Agreement; provided that the Company shall not consummate the Transaction unless and until all of the conditions to the effectiveness thereof set forth herein and/or in the Term Sheet have been satisfied (or will be satisfied contemporaneously with the consummation of the Transaction) or waived by the Requisite Directing Lenders in accordance with Section 12 hereof;

(iii)	negotiate in good faith the applicable Definitive Documents consistent with the terms of this Agreement and the Term Sheet;

(iv)

comply with each of the following milestones (the “Milestones”), which Milestones may be extended (but with no obligation to extend) only with the express prior written consent of the Requisite Directing Lenders in accordance with Section 12 hereof (which consent can be provided via e-mail from the Ad Hoc Group Advisors):

(A)

no later than two (2) Business Days following the TSA Effective Date. commence a solicitation of Term Loan Lenders to execute (x) either (1) the Strict Foreclosure Direction (and a Joinder Agreement, in the case of those Term Loan Lenders that are not Initial Directing Lenders) or (2) in the case of Term Loan Lenders that are not Initial Directing Lenders, a Consent Agreement and (y) the Mutual Release Agreement;

(B)

no later than two (2) Business Days following the TSA Effective Date, begin the process of seeking interpretive guidance from the SEC, which may take the form of a request for No Action Letter or other customary definitive interpretive action (“Interpretive Guidance”), concerning the applicability of Rule 144(d)(3)(iv) of the Securities Act;

(C)

file the Registration Statement with the SEC no later than five (5) Business Days following the latest of (1) the conclusion of the Solicitation Period, provided that the Registration Statement shall not be filed unless holders of at least 73% of the aggregate principal amount of all Term Loan Claims outstanding and at least two (2) Term Loan Lenders that are not Affiliates of each other, Affiliates of the Company or Affiliates of the Initial Directing Lenders shall become Directing Lenders or Transaction Consenting Lenders by executing a Joinder Agreement or a Consent Agreement prior to the end of the Solicitation Period and (2) the occurrence of the Questionnaire Deadline (provided that the Registration Statement may be filed prior to the Questionnaire Deadline if SMLP commits to amend the Registration Statement prior to its effectiveness to include all Directing Lenders and

Transaction Consenting Lenders as of the expiration of the Solicitation Period that return completed Questionnaires prior to the Questionnaire Deadline); provided that the Registration Statement shall not be filed, and the Milestone contemplated by this Section 4(a)(iv)(C) shall be tolled, for so long as the Company is using reasonable best efforts to pursue the Interpretive Guidance in accordance with the terms of this Agreement; provided further that, in such an event, such obligation to file the Registration Statement shall apply upon the mutual good faith agreement among the Company and the Requisite Directing Lenders, based on the advice of counsel, that the Interpretive Guidance either (x) is not reasonably expected to be delivered in a timely manner, prior to the Backup Transaction Toggle Date, or at all or (y) would not reasonably be expected to support the availability of Rule 144 with respect to sales of the Specified Collateral by the Directing Lenders and the Transaction Consenting Lenders immediately after the Closing Date, in which case the Company shall file the Registration Statement with the SEC no later than five (5) Business Days following such mutual agreement;

(D)

provided that the Backup Transaction Toggle Date has occurred and the Company has agreed in writing to consummate the Backup Transaction, commence chapter 11 proceedings on behalf of the Company no later than December 21, 2020, or such other date as may be agreed to by both the Requisite Directing Lenders and the Company; and

(E)	have caused the Closing Date to occur no later than (i) the Backup Transaction Toggle Date (unless the Company has agreed in writing to consummate the Backup Transaction) or (ii) the Outside Date.

(v)

(A) conduct its businesses and operations only in the ordinary course in a manner that is materially consistent with past practices and in compliance with law, (B) maintain its physical assets, properties, and facilities in their working order condition and repair as of the TSA Effective Date, in the ordinary course, in a manner that is consistent with past practices, and in compliance with Law (ordinary wear and tear and casualty and condemnation excepted), (C) maintain its books and records in the ordinary course, in a manner that is materially consistent with past practices, and in compliance with Law, (D) maintain all insurance policies, or suitable replacements therefor, in full force and effect, in the ordinary course, in a manner that is materially consistent with past practices, and in compliance with Law, and (E) use commercially reasonable efforts to preserve intact its business organizations and relationships with third parties (including creditors, lessors, licensors, suppliers, distributors and customers) and employees in the ordinary course, in a manner that is consistent in all material respects with past practices, and in compliance with Law; provided that any actions permitted to be taken by the Company in accordance with the Credit Agreement, including, without limitation, reasonably defending against, or entering into agreements to settle any claim, litigation, investigation or proceeding, shall be compliant with the requirements set forth in this subsection;

(vi)

notify the Directing Lenders within three (3) Business Days after obtaining actual knowledge thereof of (A) any Governmental Entity or other third party complaints, litigations, investigations, hearings or objections (or written communications indicating that the same may be contemplated or threatened) challenging the Strict Foreclosure or any of the other transactions contemplated by this Agreement or any other Definitive Document or seeking to enjoin, restrain or prohibit the Strict Foreclosure or any of the other transactions contemplated by this Agreement or any other Definitive Document or the consummation of the transactions contemplated hereby or thereby; (B) any material breach by the Company or SMLP in any respect of any of its obligations, representations, warranties or covenants set forth in this Agreement or any other Definitive Document; (C) any Material Adverse Effect; and (D) the happening or existence of any event that shall have made any of the conditions precedent set forth in Section 9 herein, incapable of being satisfied prior to the Outside Date;

(vii)

if the Company receives an unsolicited proposal or expression of interest with respect to an Alternative Transaction, within 72 hours of the receipt of such proposal or expression of interest, notify the Ad Hoc Group Advisors of the receipt thereof, with such notice to include the material terms thereof;

(viii)	support and use commercially reasonable efforts to obtain any and all required regulatory and/or third-party approvals to consummate the Transaction;

(ix)

subject to Section 9, (A) not take any action that is inconsistent in any material respect with, or is intended to frustrate or impede approval, implementation and consummation of the Transaction, (B) not object to, delay, impede, or take any other action to interfere with acceptance, implementation, or consummation of the Transaction, or (C) not seek, solicit, support, encourage, propose, assist, consent to, vote for, enter or participate in any discussions or any agreement with any Person regarding, pursue, or consummate any Alternative Transaction;

(x)

not, directly or indirectly, announce publicly, or announce to any of the Parties or other holders of Claims and Interests, its intention not to support the Transaction or take any other action that would, or would reasonably be expected to, prevent, interfere with, delay or impede the implementation or consummation of the Transaction, including, but not limited to, (A) initiating any proceeding or taking any other action to oppose the execution or delivery of any of the Definitive Documents, the performance of any obligations of any party to any of the Definitive Documents or the consummation of the transactions contemplated by any of the Definitive Documents, (B) initiating any proceeding or taking any other action to amend, supplement or otherwise modify any of the Definitive Documents, which amendment, modification or supplement is not materially consistent with this Agreement and the Term Sheet, or otherwise acceptable to the Requisite Directing Lenders, (C) initiating any proceeding or taking any other action, or exercising or seeking to exercise any rights (including rights under the Delaware Limited Liability Company Act or Limited Partnership Act or other applicable Law) or remedies as a holder of Claims and Interests, that is barred by or is otherwise inconsistent with this Agreement, the Term Sheet or any of the other Definitive Documents; provided, however, that nothing contained herein shall prohibit or restrict the Company from entering into an Alternative Transaction that results from an unsolicited proposal or expression of interest received by the Company if not doing so would be inconsistent with the exercise of the fiduciary duties of the board of directors of the Company under applicable Law, or (D) (i) preparing or commencing an action or other legal Proceeding that challenges (x) the amount, validity, allowance, character, enforceability, or priority of any Term Loans Claims or (y) the validity, enforceability, or perfection of any lien or other encumbrance securing any Term Loan Claims, or (ii) support any third party in connection with any of the acts described in clause (i);

(xi)

not execute, deliver, launch, and/or file any Definitive Document (including any amendment, supplement or modification of, or any waiver to, any Definitive Document) that, in whole or in part, is not consistent in all material respects with this Agreement;

(xii)

not (A) amend or propose to amend any of its organization documents other than in connection with the consummation of the Transaction or (b) engage in any merger, consolidation, disposition, acquisition, investment, dividend, incurrence of indebtedness, or other similar transaction outside of the ordinary course of business other than the Transaction; and

(xiii)

not (A) incur any liens, security interests or encumbrances, other than as expressly permitted by the Loan Documents, (B) pay, or agree to pay, any indebtedness, liabilities, or other obligations (including any accounts payable or trade payable) that existed prior to the TSA Effective Date or that arose from any matter, occurrence, action, omission, or circumstance that occurred prior to the TSA Effective Date, other than as expressly permitted by the Loan Documents, (C) make any investments, acquire any assets, or dispose or sell any assets, other than as expressly permitted by the Loan Documents or (d) use or otherwise dispose of the SMLP Contribution in a manner inconsistent with this Agreement.

Section 5. SMLP Contribution.

On or prior to the Closing Date, SMLP shall, in full satisfaction of the DPPO, transfer to SMPH cash equal to the Consent Premium plus the Additional Consideration (the “SMLP Contribution”).

Section 6. Termination of Agreement.

(a)	Automatic Termination. This Agreement shall terminate automatically, without any further action required by any Party, upon the occurrence of the Closing Date.

(b)

Directing Lender Termination Events. On any date prior to the Closing Date, this Agreement may be terminated by the Requisite Directing Lenders by the delivery to each of the other Parties of a written notice in accordance with Section 22, stating in reasonable detail the basis for such termination, upon the occurrence and continuation of any of the following events:

(i)

the breach by the Company or SMLP, of (A) any affirmative or negative covenant contained in this Agreement or any other Definitive Document or (B) any other obligations of the Company or SMLP set forth in this Agreement or any other Definitive Document, in each case, in any material respect; provided, however, that in the case of any such breach that is capable of being cured, such breach shall not entitle the Requisite Directing Lenders to terminate this Agreement unless such breach continues for a period of at least three (3) Business Days following receipt by the Company or SMLP, as applicable, of a written notice of breach pursuant to Section 22 (which written notice shall set forth in detail the alleged breach) (it being understood and agreed that the failure by the Company or SMLP to comply with any of the Milestones set forth in Section 4(a)(iv) by the deadlines set forth therein shall not be subject to cure);

(ii)

the breach in any material respect by the Company or SMLP of any of its representations or warranties in this Agreement, which breach remains uncured for a period of three (3) Business Days following receipt by the Company or SMLP, as applicable, of a written notice pursuant to Section 22 (which written notice shall set forth in detail the alleged failure of the representation or warranty);

(iii)

the issuance by any governmental authority, including any regulatory authority or court of competent jurisdiction, of any ruling, judgment, or order enjoining the consummation of or rendering illegal the Strict Foreclosure or the Transaction or any material portion thereof, and such ruling, judgment, or order has not been reversed or vacated within fourteen (14) calendar days after such issuance;

(iv)

the Company or SMLP publicly announces, or announces to any of the Parties or other holders of Claims and Interests, its intention to withdraw from the Transaction or the Strict Foreclosure or not support the Transaction or Strict Foreclosure or to support an Alternative Transaction;

(v)

SMLP or the Company, without the consent of the Requisite Directing Lenders (A) commences a voluntary case under the Bankruptcy Code (other than pursuant to an agreed upon Backup Transaction); (B) consents to the appointment of, or taking possession by, a receiver, liquidator, assignee, custodian, trustee or sequestrator (or similar official) of SMLP or the Company or the property or assets of SMLP or the Company; (C) seeks any arrangement, adjustment, protection or relief of its debts; or (D) makes any general assignment for the benefit of its creditors;

(vi)

(A) the commencement of an involuntary case against SMLP or the Company under the Bankruptcy Code, or (B) a court of competent jurisdiction enters a ruling, judgment or order that appoints, or that authorizes or permits, the taking of possession by, a receiver, liquidator, assignee, custodian, trustee or sequestrator (or similar official) of SMLP or the Company or the property or assets of SMLP or the Company; provided that the Requisite Directing Lenders may not terminate their obligations under this Agreement if the events set forth in this Section 6(b)(vi) occur as a result of any action by a Directing Lender;

(vii)	the SMLP Contribution is not made when required by this Agreement;

(viii)	the occurrence of a Material Adverse Effect;

(ix)	the Company or SMLP executes definitive documentation that seeks, solicits, proposes or supports an Alternative Transaction;

(x)

any Definitive Document or Backup Transaction Document shall be executed by the Company or SMLP, or shall be amended or otherwise modified, in a form inconsistent with the standards set forth in Section 2;

(xi)	the Company or SMLP gives notice pursuant to Section 9 that it will not comply with its obligations hereunder;

(xii)

the occurrence of a Default or Event of Default (as those terms are used in the Credit Agreement) other than a Default or Event of Default contemplated by, arising from or related to actions taken by the Company as required by this Agreement (including, for the avoidance of doubt, any Event of Default pursuant to sections 7.01(b), (c) and (d) (solely with respect to an Event of Default arising from a failure to comply with section 6.11 of the Credit Agreement) of the Credit Agreement);

(xiii)

the Closing Date does not occur on or prior to the Backup Transaction Toggle Date and the Company fails to notify the Directing Lenders, in writing (email shall be sufficient) that it will consummate the Backup Transaction; or

(xiv)	the Closing Date does not occur on or before the Outside Date.

(c)

Company Termination Events. This Agreement may be terminated by the Company by the delivery to each of the other Parties of a written notice in accordance with Section 22, stating in reasonable detail the reasons for such termination, upon the occurrence and continuation of any of the following events:

(i)

the breach by any Party other than the Company or SMLP of (A) any affirmative or negative covenant contained in this Agreement or (B) any other obligations of such breaching Party set forth in this Agreement, in each case, in any material respect and which breach is continuing for a period of three (3) Business Days following such breaching Party’s receipt of a written notice of breach from the Company pursuant to Section 22 (which written notice shall set forth in detail the alleged breach);

(ii)

the breach in any material respect by any Party other than the Company or SMLP of any of its respective representations or warranties in this Agreement, which breach remains uncured for a period of three (3) Business Days following such breaching Party’s receipt of a written notice pursuant to Section 22 (which written notice shall set forth in detail the alleged failure of the representation or warranty);

(iii)

the issuance by any governmental authority, including any regulatory authority or court of competent jurisdiction, of any ruling, judgment, or order enjoining the consummation of or rendering illegal the Strict Foreclosure or the Transaction or any material portion thereof, and such ruling, judgment, or order has not been reversed or vacated within fourteen (14) calendar days after such issuance;

(iv)

any Definitive Document shall be executed by the Requisite Directing Lenders, or shall be amended or otherwise modified by the Requisite Directing Lenders, in a form inconsistent with the standards set forth in Section 2; or

(v)

the board of directors, board of managers, or such similar governing body of the Company, after consulting with outside counsel, determines that proceeding with the transactions contemplated by this Agreement (including taking any action or refraining from taking any action) would be inconsistent with the exercise of its fiduciary duties under applicable law.

(d)	Mutual Termination. This Agreement may be terminated by mutual agreement of the Company and the Requisite Directing Lenders upon the receipt of written notice delivered in accordance with Section 22.

(e)	Effect of Termination.

(i)	The earliest date on which termination of this Agreement is effective in accordance with this Section 6 shall be referred to as a “Termination Date.”

(ii)

Except as provided in Section 17, upon the occurrence of the Termination Date or a termination pursuant to Section 6(a), Section 6(b), Section 6(c), or Section 6(d), all Parties’ obligations under this Agreement shall be terminated effective immediately and, in each case, such Party or Parties shall be immediately released from its liabilities, obligations, commitments, undertakings, and agreements under or related to this Agreement and shall have all the rights and remedies that it would have had and shall be entitled to take all actions, whether with respect to the Transaction or otherwise, that it would have been entitled to take had it not entered into this Agreement; provided that in no event shall any such termination relieve a Party from any obligations under this Agreement which expressly survive termination pursuant to Section 17 or a Party from liability for its breach or non-performance of its obligations hereunder prior to the date of such termination. Upon any Termination Date, any direction or consent given by a Directing Lender prior to such termination shall automatically be deemed, for all purposes, to be null and void ab initio and shall not be considered or otherwise used in any manner by the Parties in connection with the Transaction and this Agreement and such directions and consents may be changed (without the need to seek an order of a court of competent jurisdiction or consent from the Company or any other applicable Party allowing such change).

Section 7. Definitive Documents; Good Faith Cooperation; Further Assurances.

Subject to the terms and conditions described herein, during the Support Period, each Party, severally and not jointly, hereby covenants and agrees to reasonably cooperate with each other in good faith in connection with the negotiation, drafting, execution and delivery (in the case of execution and delivery, to the extent such Party is a party thereto) of the Definitive Documents in accordance with Section 2 hereof. In addition, each Party, severally and not jointly, hereby covenants and agrees to reasonably cooperate and consult with each other in good faith with respect to the Interpretive Guidance and to keep the other Parties or their counsel reasonably informed of any communications from the SEC with respect thereto; provided that, unless otherwise agreed among the Company and the Requisite Directing Lenders, the Company shall control the timing, nature and substance of any filings, submissions and communications made in connection therewith. Furthermore, subject to the terms and conditions hereof, each of the Parties shall take such action as may be reasonably necessary or reasonably requested by the other Parties to carry out the purposes and intent of this Agreement, including making and filing any required regulatory filings.

Section 8. Representations and Warranties.

(a)

Mutual Representations and Warranties. Each Party, severally and not jointly, represents and warrants to the other Parties that the following statements are true, correct, and complete as of the date hereof (or as of the date such Party becomes a party hereto):

(i)

such Party is validly existing and in good standing under the laws of its jurisdiction of incorporation or organization, and has, as applicable, all requisite corporate, partnership, limited liability company, or similar authority to enter into this Agreement and carry out the transactions contemplated hereby and perform its obligations contemplated hereunder; and the execution and delivery of this Agreement and the performance of such Party’s obligations hereunder have been duly authorized by, as applicable, all necessary corporate, limited liability company, partnership, or other similar action on its part;

(ii)

the execution, delivery, and performance by such Party of this Agreement does not and will not (A) violate any provision of law, rule, or regulation applicable to it, its charter, or bylaws (or other similar governing documents), or (B) conflict with, result in a breach of, or constitute a default under any material contractual obligation to which it is a party;

(iii)

the execution, delivery, and performance by such Party of this Agreement, except as expressly provided in this Agreement (including the Term Sheet), does and will not require the consent or approval by any other person or entity, except for any consent or approval obtained prior to, or contemporaneously with, the TSA Effective Date; and

(iv)

this Agreement is the legally valid and binding obligation of such Party, enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, or other similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability or a ruling of a court of competent jurisdiction.

(b)

Directing Lenders’ Representations and Warranties. Each Directing Lender, severally and not jointly, represents and warrants to the Company that, as of the date hereof (or as of the date such Directing Lender becomes a party hereto), such Directing Lender:

(i)

is the beneficial owner of the aggregate principal amount of Term Loan Claims set forth below its name on the signature page hereof (or below its name on the signature page of a Joinder Agreement for any Directing Lender that becomes a party hereto after the date hereof); and/or

(ii)	does not directly or indirectly own any Term Loan Claims other than as identified below its name on its signature page hereof.

(iii)

the exculpatory, expense reimbursement and indemnification obligations of the Directing Lenders in favor of the Term Loan Agent as forth in the Loan Documents (including sections 8.03 and 8.12 of the Credit Agreement) shall continue in full force and effect after the date hereof, and shall apply (and be deemed and construed to apply) to the Strict Foreclosure and the Transaction and all matters relating thereto (and all documents entered into, and actions taken by the Term Loan Agent, in connection with, the foregoing), and that, pursuant thereto, to the extent the Company fails to do so, the Directing Lenders shall reimburse, indemnify and hold harmless the Term Loan Agent from and against all losses, penalties, claims, damages, liabilities, actions, judgments, suits, costs, expenses of any kind incurred, arising out of or in connection with, or relating to any of the foregoing.

(c)	Company Representations and Warranties. The Company represents and warrants to the Directing Lenders that:

(i)

neither it nor any of its Affiliates has entered into any agreements with any party regarding a sale or Transaction of the Company that would result in a greater recovery on the Term Loan Claims or any part thereof than is contemplated under this Agreement;

(ii)

the exculpatory, expense reimbursement and indemnification obligations of the Company in favor of the Term Loan Agent and its Related Parties (as defined in the Credit Agreement) set forth in the Loan Documents (including section 9.05 of the Credit Agreement) shall continue in full force and effect after the date hereof, and shall apply (and be deemed and construed to apply) to the Strict Foreclosure and the Transaction and all matters relating thereto (and all documents entered into, and actions taken by the Term Loan Agent, in connection with, the foregoing), and that, pursuant thereto, the Company shall reimburse, indemnify and hold harmless the Term Loan Agent and each of its Related Parties from and against all losses, penalties, claims, damages, liabilities, actions, judgments, suits, costs, expenses of any kind incurred, arising out of or in connection with, or relating to any of the foregoing.

(d)	SMLP Representations and Warranties. SMLP represents and warrants to the Directing Lenders that:

(i)	the common units representing the Specified Collateral to be distributed to the Term Loan Lenders are validly issued and outstanding;

(ii)

the common units representing the Specified Collateral to be distributed to the Term Loan Lenders do not bear a restrictive legend as of the date hereof and will not bear a restrictive legend as of the Closing Date; and

(iii)	the common units representing the Specified Collateral have been approved for listing on the New York Stock Exchange.

Section 9. Conditions Precedent to Closing Date.

The occurrence of the Closing Date shall be subject to the satisfaction or waiver of the following conditions on or prior to the Closing Date:

(a)

the Agreement shall not have been terminated in accordance with its terms and there shall not be continuing any cure period with respect to any event, occurrence or condition that would permit the Requisite Directing Lenders to terminate the Agreement in accordance with its terms following the conclusion of such cure period;

(b)

all governmental, regulatory and third party notifications, filings, waivers, authorizations and consents necessary or required to be obtained by the Company or SMLP for the consummation of any part of the Transaction, shall have been made or received, shall be in full force and effect, shall not be subject to unfulfilled conditions or contingencies, and shall be acceptable to the Requisite Directing Lenders;

(c)

no Material Adverse Effect shall have occurred after the TSA Effective Date; provided, however, that the foregoing shall not include any Event, change, effect, occurrence, development, circumstance or change of fact arising out of, resulting from or relating to (i) any action taken by a Directing Lender or any of their respective Affiliates or (ii) the compliance by any person or entity with the covenants and agreements contained in this Agreement;

(d)	the SMLP Contribution shall have occurred;

(e)	the execution of each of the Definitive Documents, which, in each case, shall be in form and substance substantially similar to the Exhibits to the Term Sheet;

(f)

holders of at least 73% of the aggregate principal amount of all Term Loan Claims outstanding and at least two (2) Term Loan Lenders that are not Affiliates of each other, Affiliates of the Company or the Initial Directing Lenders shall have executed a Joinder Agreement or a Consent Agreement;

(g)

no temporary restraining order, preliminary or permanent injunction, judgment or other order preventing the consummation of any part of the Transaction shall have been entered, issued, rendered or made by any party other than a Directing Lender, nor shall any proceeding seeking any of the foregoing by any party other than a Directing Lender be commenced or pending; nor shall there be any law, rule or regulation promulgated, enacted, entered, enforced or deemed applicable to the Company or SMLP which makes the consummation of any part of the Transaction illegal, void or rescinded;

(h)

there is no pending or threatened (in writing) action, complaint, claim, litigation, law suit, proceeding, investigation, objection or similar event or circumstance relating to any of the transactions contemplated by this Agreement or any other Definitive Document (a) commenced or asserted by two (2) or more Term Loan Lenders, that are not Directing Lenders, holding in the aggregate more than 10% of the principal amount of Term Loan Claims then outstanding; (b) that could reasonably be expected to result in the Directing Lenders and the Transaction Consenting Lenders, in the aggregate, being obligated for in excess of $500,000 in unreimbursed indemnification costs, or (c) that specifically names or asserts claims or causes of action against any Directing Lender (and, in each case, the Company is not aware of any fact or circumstance that could give rise to or indicate that the same may arise, or be contemplated or threatened); provided that, upon the occurrence of any event in this Section 9(h), SMLP may agree, pursuant to a written undertaking reasonably acceptable to the Requisite Directing Lenders, to indemnify the Term Loan Agent, Directing Lenders and Transaction Consenting Lenders for any costs, fees, or expenses arising from such action, in which event the Company may proceed with consummating the Strict Foreclosure;

(i)

the representations and warranties of the Company and SMLP in this Agreement and each Definitive Document shall be true and correct in all material respects (without regard and without giving effect to any materiality or Material Adverse Effect standard or qualification contained in such representation or warranty (as if such standard or qualification were deleted from such representation and warranty)) as of the Closing Date and the Company shall have delivered to the Directing Lenders a written and signed certificate from a responsible executive officer of the Company and SMLP confirming the same;

(j)

the Company and SMLP shall have complied with its covenants and obligations under this Agreement and the other Definitive Documents to be performed prior to the Closing Date, and the Company shall have delivered to the Directing Lenders a written and signed certificate from a responsible executive officer of the Company and SMLP confirming the same;

(k)

the Company shall have delivered to the Directing Lenders a written and signed certificate from a responsible executive officer of the Company confirming that, subject to those conditions precedent that will be satisfied on the Closing Date, all conditions precedent to the occurrence of the Closing Date set forth in this Agreement and the other Definitive Documents have been satisfied (or if any such conditions precedent have not been satisfied, identifying such unsatisfied conditions precedent);

(l)

either (i) SMLP shall have received Interpretive Guidance from the SEC confirming the applicability of Rule 144(d)(3)(iv) or (ii) the Registration Statement shall be declared effective by the SEC covering all the common units held by Term Loan Lenders that become Directing Lenders and Transaction Consenting Lenders prior to the expiration of the Solicitation Period that completed and returned the Questionnaire prior to the Questionnaire Deadline;

(m)

the Company shall have delivered to the Directing Lenders a written opinion of Baker Botts (or other counsel reasonably acceptable to the Requisite Directing Lenders) in form and substance as previously agreed;

(n)	the Ad Hoc Group Fees and Expenses shall have been paid in full, in cash, in accordance with this Agreement; and

(o)	The Term Loan Agent Fees and Expenses incurred at any time prior to the Closing Date shall have been paid in full in cash.

Any of the foregoing conditions may be waived only by both the Requisite Directing Lenders and the Company.

Section 10. Fiduciary Duty.

(a)

Notwithstanding any provision in this Agreement to the contrary, nothing in this Agreement shall require the Company, nor the Company’s directors, managers, and officers, including any director, manager, employee, to take or refrain from taking any action in its capacity as a director, manager, or officer of the Company (including, without limitation, terminating this Agreement under Section 6), to the extent such person (or persons) determines, in good faith, based on the advice of outside counsel (including counsel to the Company) that taking or failing to take such action would be inconsistent with applicable law or its fiduciary obligations under applicable law, and any such action or inaction pursuant to this Section 9 shall not be deemed to constitute a breach of this Agreement, provided, that it may result in a Termination Event. The Company shall provide written notice in accordance with Section 22 to the Directing Lenders promptly following any determination by the Company or the Company’s directors, managers, or officers to take or refrain from taking any action that would otherwise be prohibited or required, as applicable, by this Agreement, which notice shall set forth in reasonable detail the basis for such determination.

(b)

Nothing in this Agreement shall: (i) impair or waive the rights of any Company entity to assert or raise any objection expressly permitted under this Agreement in connection with the Transaction; or (ii) prevent any Company entity from enforcing this Agreement or contesting whether any matter, fact, or thing is a breach of, or is inconsistent with, this Agreement.

Section 11. Disclosure; Publicity.

The Company shall provide the Ad Hoc Group Advisors a reasonable opportunity to comment on any press releases and public documents that constitute disclosure of the existence or terms of this Agreement or any amendment to the terms of this Agreement. The Company may disclose the existence of, or the terms of, this Agreement or any other material term of the Transaction without the express written consent of the other Parties; provided, however, that no

Party or its advisors shall disclose to any person or entity (including, for the avoidance of doubt, any other Party) other than advisors to the Company and Stroock the identity of any Directing Lender, the principal amount or percentage of any Term Loan Claims held by any Party or the specific legal entity name of any Directing Lender, in each case, without such Party’s prior written consent, except as required by law or otherwise permitted under the terms of any other agreement between the Company, on the one hand, and any Directing Lender, on the other hand; provided that (a) if such disclosure is required by law, subpoena, or other legal process or regulation, the disclosing Party shall afford the relevant Party a reasonable opportunity to review and comment in advance of such disclosure and shall take all reasonable measures to limit such disclosure (the expense of which, if any, shall be borne by the relevant disclosing Party) and (b) the foregoing shall not prohibit the disclosure of the aggregate percentage or aggregate principal amount of Term Loan Claims held by all the Directing Lenders collectively. Any public filing of this Agreement that includes executed signature pages to this Agreement shall include such signature pages only in redacted form with respect to the identity of the Directing Lenders and the amount of Term Loan Claims held by each Directing Lender (provided that the holdings disclosed in such signature pages may be filed in unredacted form under seal).

Section 12. Amendments and Waivers.

(a)

This Agreement, including the Term Sheet, may not be modified, amended, or supplemented, and no condition or requirement of this Agreement may be waived, in any manner except in accordance with this Section 12.

(b)

This Agreement may be modified, amended, or supplemented, or a condition or requirement of this Agreement may be waived, in a writing signed by: (i) the Company, and (ii) the Requisite Directing Lenders. Notwithstanding the foregoing, if the proposed modification, amendment, waiver, or supplement has a material, disproportionate, and adverse effect on (a) any of the Term Loan Claims held by any individual Directing Lender or (b) any individual Directing Lender’s entitlement to the Specified Collateral, the Additional Consideration, or the Consent Premium, then, in each case, the consent of each such affected party shall also be required to effectuate such modification, amendment, waiver, or supplement.

(c)	Any proposed modification, amendment, waiver, or supplement that does not comply with this Section 12 shall be ineffective and void ab initio.

(d)

The waiver by any Party of a breach of any provision of this Agreement shall not operate or be construed as a further or continuing waiver of such breach or as a waiver of any other or subsequent breach. No failure on the part of any Party to exercise, and no delay in exercising, any right, power, or remedy under this Agreement shall operate as a waiver of any such right, power, or remedy or any provision of this Agreement, nor shall any single or partial exercise of such right, power, or remedy by such Party preclude any other or further exercise of such right, power, or remedy or the exercise of any other right, power, or remedy. All remedies under this Agreement are cumulative and are not exclusive of any other remedies provided by law.

Section 13. Effectiveness.

This Agreement shall become effective and binding on the Parties on the date (the “TSA Effective Date”) that (i) this Agreement has been executed and delivered by all of (A) the Company and SMLP and (B) Directing Lenders holding in the aggregate at least 66 percent of the aggregate principal amount of Term Loan Claims; and (ii) payment is made of the Ad Hoc Group Fees and Expenses consistent with Section 14(a) and the Term Loan Agent Fees and Expenses, in each case, to the extent invoiced one Business Day prior to the execution and delivery of this Agreement in accordance with clause (i); provided that signature pages executed by Directing Lenders shall be delivered to (a) the Company, other Directing Lenders, and counsel to other Directing Lenders in a redacted form that removes the identity of the Directing Lenders and such Directing Lender’s holdings of the Term Loan Claims and any schedules to such Directing Lenders’ holdings (if applicable) and (b) Kirkland and Stroock in an unredacted form (to be held by such counsel on a professionals’ eyes only basis). If the TSA Effective Date does not occur by September 29, 2020, this Agreement (other than Section 14 hereof) shall be deemed null and void.

Section 14. Ad Hoc Group Fees and Expenses

(a)

Whether or not the transactions contemplated by this Agreement are consummated and, in each case, the Company hereby agrees, on a joint and several basis, to pay in cash, in full, the Ad Hoc Group Fees and Expenses as follows: (i) Ad Hoc Group Fees and Expenses incurred up to (and including) the TSA Effective Date on the TSA Effective Date following receipt of summary invoices, (ii) unpaid Ad Hoc Group Fees and Expenses incurred after the TSA Effective Date but prior to the Closing Date, on a monthly basis promptly following receipt of summary invoices, and in any event, no later than the Closing Date, (iii) upon termination of this Agreement, all accrued and unpaid Ad Hoc Group Fees and Expenses incurred up to (and including) the date of such termination shall be paid in full in cash promptly (but in any event within five (5) Business Days) following receipt of summary invoices, and (iv) on the Closing Date, all accrued and unpaid Ad Hoc Group Fees and Expenses incurred up to (and including) the Closing Date shall be paid following receipt of summary invoices.

(b)

The terms set forth in this Section 14 shall survive termination of this Agreement and shall remain in full force and effect regardless of whether the transactions contemplated by this Agreement are consummated.

(c)

Following the TSA Effective Date, upon request of the Company, Stroock shall furnish to the Company and Kirkland a summary report of Ad Hoc Group Fees and Expenses incurred; provided that such obligation shall terminate as of the Termination Date.

Section 15. Governing Law; Jurisdiction; Waiver of Jury Trial.

(a)

This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York, without giving effect to any conflicts of law principles which would permit or require the application of the law of any other jurisdiction.

(b)

Each of the Parties irrevocably agrees for itself that any legal action, suit, or proceeding arising out of or relating to this Agreement brought by any party or its successors or assigns shall be brought and determined in any federal or state court in the Borough of Manhattan, the City of New York, and each of the Parties hereby irrevocably submits to the exclusive jurisdiction of the aforesaid courts for itself, generally and unconditionally, with regard to any such proceeding arising out of or relating to this Agreement or the Transaction. Each of the Parties agrees not to commence any proceeding relating hereto or thereto except in the courts described above in New York, other than proceedings in any court of competent jurisdiction to enforce any judgment, decree, or award rendered by any such court in New York as described herein. Subject to the foregoing, each of the Parties hereby irrevocably and unconditionally waives, and agrees not to assert, by way of motion or as a defense, counterclaim, or otherwise, in any proceeding arising out of or relating to this Agreement or the Transaction, (i) that any claim is not personally subject to the jurisdiction of the courts in New York as described herein for any reason and (ii) that (A) the proceeding in any such court is brought in an inconvenient forum, (B) the venue of such proceeding is improper, or (C) this Agreement, or the subject matter hereof, may not be enforced in or by such courts.

(c)

Notwithstanding Section 15(b), if the Backup Transaction is to be consummated, the Company and the Requisite Directing Lenders shall cooperate in good faith to determine the jurisdiction within which to commence the chapter 11 proceedings.

(d)

EACH PARTY HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT (WHETHER BASED ON CONTRACT, TORT, OR ANY OTHER THEORY). EACH PARTY (I) CERTIFIES THAT NO REPRESENTATIVE, AGENT, OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (II) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS Section 15. ANY DISPUTES RESOLVED IN COURT SHALL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY.

Section 16. Specific Performance/Remedies.

It is understood and agreed by the Parties that money damages would be an insufficient remedy for any breach of this Agreement by any Party, and each non-breaching Party shall be entitled to specific performance and injunctive or other equitable relief (without the posting of any bond and without proof of actual damages) as a remedy of any such breach, including an order of a court of competent jurisdiction, which may be a bankruptcy court, requiring any Party to comply promptly with any of its obligations hereunder. Each Party hereby waives any requirement for the securing or posting of any bond in connection with such remedies.

Section 17. Survival.

Notwithstanding the termination of this Agreement pursuant to Section 6, the agreements and obligations of the Parties set forth in the following Sections: Section 1, Section 6(e), Section 9, Section 11, Section 12, Section 13, Section 14, Section 15, Section 16, Section 17, Section 18, Section 19, Section 20, Section 21, Section 22, Section 23, Section 24, Section 25, and Section 27 (and any defined terms used in any such Sections) shall survive such termination and shall continue in full force and effect for the benefit of the Directing Lenders in accordance with the terms hereof; provided that any liability of a Party for failure to comply with the terms of this Agreement shall survive such termination.

Section 18. Successors and Assigns; Severability; Several Obligations.

This Agreement is intended to bind and inure to the benefit of each of the Parties and their respective predecessors, successors, permitted assigns, heirs, executors, administrators, and representatives; provided that nothing contained in this Section 18 shall be deemed to permit Transfers of interests in the Term Loan Claims other than in accordance with the express terms of this Agreement. Notwithstanding anything to the contrary herein, the agreements, representations, and obligations of the Parties are, in all respects, several and neither joint nor joint and several. For the avoidance of doubt, the obligations arising out of this Agreement are several and neither joint nor joint and several with respect to each Directing Lender, in accordance with its proportionate interest hereunder, and the Parties agree not to proceed against any Directing Lender for the obligations of another.

Section 19. No Third-Party Beneficiaries.

Unless expressly stated herein, this Agreement shall be solely for the benefit of the Parties and no other person or entity shall be a third-party beneficiary hereof. Notwithstanding the foregoing, the Agent shall be deemed a third party beneficiary of the Company’s representation in
Section 8(c)(ii) and the Transaction Consenting Lenders shall be deemed a third party beneficiary of the provisions of Section 27(g).

Section 20. Prior Negotiations; Entire Agreement.

This Agreement, including the exhibits and schedules hereto (including the Term Sheet), together with the other Definitive Documents, constitutes the entire, integrated agreement of the Parties, and supersedes all other prior negotiations, with respect to the subject matter hereof and thereof, except that the Parties acknowledge that any confidentiality agreements (if any) heretofore executed between the Company and each Directing Lender shall continue in full force and effect in accordance with its terms.

Section 21. Counterparts.

This Agreement may be executed in several counterparts, each of which shall be deemed to be an original, and all of which together shall be deemed to be one and the same agreement. Execution copies of this Agreement may be delivered by facsimile, electronic mail, or otherwise, which shall be deemed to be an original for the purposes of this paragraph.

Section 22. Notices.

All notices hereunder shall be deemed given if in writing and delivered, if contemporaneously sent by electronic mail, courier, or by registered or certified mail (return receipt requested) to the following addresses:

(a)	If to the Company, to:

Summit Midstream Partners Holdings, LLC

910 Louisiana Street, Suite 4200

Houston, Texas 77002

Attention: Megan Davis

[***]

With a copy to:

Kirkland & Ellis LLP

601 Lexington Avenue

New York, New York 10022

Attention: Christopher J. Marcus, P.C.

[***]

Kirkland & Ellis LLP

300 North LaSalle

Chicago, Illinois 60654

Attention Stephen L. Iacovo

[***]

(b)

If to a Directing Lender or a transferee thereof, to the addresses set forth below such Directing Lender’s signature (or as directed by any transferee thereof), as the case may be, and, if to the Ad Hoc Group, with a copy to:

Stroock & Stroock & Lavan LLP

180 Maiden Lane

New York, New York 10038

Attention: Kristopher M. Hansen

Marija Pecar

Isaac S. Sasson

[***]

[***]

[***]

Any notice given by electronic mail, facsimile, delivery, mail, or courier shall be effective when received.

Section 23. Reservation of Rights; No Admission.

(a)

Nothing contained herein shall (i) limit (A) the ability of any Party to consult with other Parties or (B) the rights of any Party under any applicable bankruptcy, insolvency, foreclosure, or similar proceeding, including the right to appear as a party in interest in any matter to be adjudicated in order to be heard concerning any matter arising in or related to the Transaction before a court of competent jurisdiction, in each case, so long as such consultation or appearance is not inconsistent with such Party’s obligations hereunder, or, to the extent such Transaction is consistent with this Agreement, under the terms of the Transaction; (ii) limit the ability of any Directing Lender to sell or enter into any transactions in connection with the Term Loan Claims, or any other claims against or interests in the Company, subject to the terms of Section 3(c); (iii) limit the rights of any Directing Lender under the Credit Agreement or any agreements executed in connection therewith, except to the extent exercise of any such rights are inconsistent with the terms of this Agreement as applicable to each such Directing Lender; or (iv) constitute a waiver or amendment of any provision of the Credit Agreement or any agreements executed in connection therewith except as expressly set forth herein.

(b)

Except as expressly provided in this Agreement, nothing herein is intended to, or does, in any manner waive, limit, impair, or restrict the ability of each of the Parties to protect and preserve its rights, remedies, and interests, including its claims against any of the other Parties (or their respective affiliates or subsidiaries) or its full participation in any bankruptcy case filed by the Company or any of its affiliates and subsidiaries, including by asserting or raising any objection permitted under this Agreement in connection with the Transaction, enforcing this Agreement or contesting whether any matter, fact, or thing is a breach of, or is inconsistent with, this Agreement. This Agreement and the transactions contemplated thereby are part of a proposed settlement of matters that could otherwise be the subject of litigation among the Parties. Pursuant to Rule 408 of the Federal Rule of Evidence, any applicable state rules of evidence, and any other applicable law, foreign or domestic, this Agreement and all negotiations relating thereto shall not be admissible into evidence in any proceeding other than a proceeding to enforce its terms. This Agreement shall in no event be construed as or be deemed to be evidence of an admission or concession on the part of any Party of any claim or fault or liability or damages whatsoever. Each of the Parties denies any and all wrongdoing or liability of any kind and does not concede any infirmity in the claims or defenses that it has asserted or could assert.

Section 24. Relationship Among Directing Lenders.

(a)

For the avoidance of doubt, the Directing Lenders act in their individual capacities and not as agent, trustee, or in any other fiduciary capacity with respect to any other Directing Lender or any other Party.

(b)

It is understood and agreed that no Directing Lender has any duty of trust or confidence in any kind or form with any other Directing Lender as a result of this Agreement. In this regard, it is understood and agreed that any Directing Lender may trade in the Term Loan Claims, any Claims and Interests, or other debt of the Company without the consent of the Company or any other Directing Lender, subject to the Credit Agreement, as applicable, the terms of this Agreement, and any confidentiality agreement entered into with the Company; provided that no Directing Lender shall have any responsibility for any such trading to any other person or entity by virtue of this Agreement. No prior history, pattern, or practice of sharing confidences among or between the Directing Lenders shall in any way affect or negate this Agreement. The Parties acknowledge that this agreement does not constitute an agreement, arrangement, or understanding with respect to acting together for the purpose of acquiring, holding, voting, or disposing of any equity securities of the Company and the Parties do not constitute a “group” within the meaning of Rule 13d-5 under the Securities Exchange Act of 1934, as amended. No action taken by any Party pursuant to this Agreement shall be deemed to constitute or to create a presumption by any of the Parties that the Parties are in any way acting in concert or as such a “group.”

(c)

Notwithstanding anything to the contrary herein, nothing in this Agreement shall require any Directing Lender or representative of a Directing Lender that becomes a member of a statutory committee that may be established in any proceeding before a court of competent jurisdiction to take any action, or to refrain from taking any action, in such person’s capacity as a statutory committee member; provided that nothing in this Agreement shall be construed as requiring any Directing Lender to serve on any statutory committee that may be established in any proceeding before a court of competent jurisdiction.

Section 25. Consents and Acknowledgments.

(a)

Each Party acknowledges that it has been represented by counsel in connection with this Agreement and the transactions contemplated hereby. Accordingly, any rule of law or any legal decision that would provide any Party with a defense to the enforcement of the terms of this Agreement against such Party based upon lack of legal counsel shall have no application and is expressly waived.

(b)

By executing this Agreement, each Directing Lender (including, for the avoidance of doubt, any entity that may execute this Agreement or a Transferee Joinder) forbears from exercising remedies with respect to any “Default” or “Event of Default” as defined under the Credit Agreement that is caused by the Company’s entry into this Agreement or the other documents related to this Agreement and the transactions contemplated in this Agreement, and agrees to direct the applicable administrative agent to not exercise remedies to the extent that any other Term Loan Lender directs such agent to exercise such remedies; it being understood and agreed that this waiver shall be terminated and be without any further force and effect upon the termination of this Agreement without the occurrence of the Closing Date.

(c)

Although none of the Parties intends that this Agreement should constitute, and they each believe it does not constitute, a solicitation or acceptance of a chapter 11 plan of reorganization or an offering of securities, each Directing Lender acknowledges, agrees, and represents to the other Parties that it (i) is an “accredited investor” as such term is defined in Rule 501(a) of the Securities Act; (ii) has such knowledge and experience in financial and business matters that such Directing Lender is capable of evaluating the merits and risks of the securities to be acquired by it pursuant to the Transaction and understands and is able to bear any economic risks with such investment; (iii) has been afforded the opportunity to ask questions and receive answers concerning the Company and SMLP and to obtain additional information that it has requested to verify such information; (iv) is acquiring the securities contemplated by this Agreement for investment for its own account, and not with the view to or for distribution or resale in violation of the Securities Act and any applicable state securities or “blue sky” Laws, and has no present intention of distributing any of such securities in violation of the Securities Act or any applicable state securities or “blue sky” Laws (this representation and warranty not limiting such Party’s right to sell such securities in compliance with applicable federal and state securities laws); (v) understands that the securities contemplated by this Agreement have not been registered under the Securities Act as of the date hereof and may not be resold without registration under the Securities Act except pursuant to a specific exemption from the registration provisions of the Securities Act; and (vi) is not acquiring the securities contemplated by this Agreement as a result of any advertisement, article, notice or other communication regarding such securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

Section 26. Additional Parties.

Without in any way limiting the requirements of Section 3(c) of this Agreement, additional Term Loan Lenders may elect to become Parties upon execution and delivery to the other Parties of a counterpart hereof in accordance with Section 13. Such additional Parties shall become a Directing Lender under this Agreement in accordance with the terms of this Agreement.

Section 27. Registration Matters.

(a)

Subject to its obligation to file such Registration Statement arising pursuant to Section 4(a)(iv)(C) (including without limitation a determination by SMLP in consultation with Stroock that the Interpretive Guidance cannot be obtained), SMLP shall use its reasonable best efforts to prepare and file a registration statement (a “Registration Statement”) with the SEC (on such form as SMLP is eligible to use under the Securities Act) covering resales by the holders of Registrable Securities as selling unitholders of all Registrable Securities (a “Resale Registration”) held by Term Loan Lenders that become Directing Lenders or Transaction Consenting Lenders prior to the expiration of the Solicitation Period and that deliver a completed Questionnaire to SMLP prior to the Questionnaire Deadline (provided that the Registration Statement may be filed prior to the Questionnaire Deadline if SMLP commits to amend the Registration Statement prior to its effectiveness to include all Directing Lenders and Transaction Consenting Lenders as of the expiration of the Solicitation Period and that return completed Questionnaires prior to the Questionnaire Deadline). SMLP shall use its reasonable best efforts to have such Registration Statement declared effective by the SEC by the Outside Date or sooner, if practicable, but no earlier than the first business day following the Questionnaire Deadline. SMLP shall, on the Business Day following the effective date of such Registration Statement, file a final prospectus with the SEC as required by Rule 424 under the Securities Act and furnish such final prospectus to the holders of Registrable Securities. Until the earlier of (i) 6 months following the Closing Date and (ii) the date that all Registrable Securities cease to be Registrable Securities (the “Applicable Period”), SMLP shall use its reasonable best efforts to keep current and effective the Registration Statement and file such supplements or amendments to such Registration Statement as may be necessary or appropriate in order to keep such Registration Statement continuously effective and useable for the resale of all Registrable Securities under the Securities Act. In addition, both during and after the Applicable Period, SMLP shall file in a timely manner its annual report on Form 10-K and its quarterly reports on Form 10-Q until the earliest of (i) 12 months following the Closing Date and (ii) the date that all Registrable Securities cease to be Registrable Securities.

(b)

SMLP will promptly notify the holders of Registrable Securities at any time when a prospectus relating thereto is required to be delivered under the Securities Act or of the occurrence of any event as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact or necessary in order to make the statements therein not misleading in the light of the circumstances under which they were made, and shall promptly prepare, file with the SEC and furnish to such holders a supplement to or an amendment of such prospectus, or a revised prospectus, as may be necessary so that, as thereafter delivered to the purchasers of such securities, the prospectus included in the Registration Statement, as so amended or supplemented, shall not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances under which they were made (it being understood that (i) any period of time after SMLP delivers notice to holders of Registrable Securities of the need to supplement or amend the prospectus until the delivery to such holders of a supplement or amendment filed with the SEC shall be treated as a “Blackout Period” in accordance with the provisions of paragraph (c) below and (ii) following receipt of any supplement or amendment to any prospectus, any selling holder of Registrable Securities shall deliver such amended, supplemental or revised prospectus in connection with any offers or sales of Registrable Securities, and shall not deliver or use any prospectus not so supplemented, amended or revised);

(c)	Suspension; Blackout

(i)

Upon written notice to the holders of Registrable Securities, SMLP shall be entitled to suspend, for a cumulative period of up to 45 days for all such suspensions, the use of any Registration Statement or prospectus and shall not be required to amend or supplement the Registration Statement, any related prospectus or any document incorporated therein by reference if (i) SMLP receives any request by the SEC or any other federal or state governmental authority for amendments or supplements to such Registration Statement or prospectus or for additional information that pertains to such holders of Registrable Securities; (ii) the SEC issues any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose; (iii) SMLP receives any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose; and (iv) the board of directors, chief executive officer or chief financial officer of the general partner of SMLP determines in its or his or her reasonable good faith judgment that the Registration Statement or any prospectus may contain an untrue statement of a material fact or may omit any fact necessary to make the statements in the Registration Statement or prospectus not materially misleading; provided, that in any such case SMLP shall use its reasonable best efforts to amend the Registration Statement or prospectus to correct such untrue statement or omission as promptly as reasonably practicable, unless SMLP determines in good faith, and advises the holders of the Registrable Securities, that such amendment would reasonably be expected to have a materially detrimental effect on SMLP.

(ii)

SMLP shall be entitled to require the holders of Registrable Securities to discontinue the disposition of their securities covered by the Registration Statement during any Blackout Period (as defined below) (i) if the board of directors of the general partner of SMLP determines in good faith that continuing such disposition at such time would have a material adverse effect upon a proposed sale of all (or substantially all) of the assets of SMLP or a merger, reorganization, recapitalization or similar current transaction materially affecting the capital structure or equity ownership of SMLP, or (ii) if SMLP is in possession of material information which the board of directors of SMLP determines in good faith it is not in the best interests of SMLP to disclose in a registration statement at such time; provided, however, that (i) SMLP may only require the holders of Registrable Securities to discontinue the disposition of their securities covered by the Registration Statement only for a reasonable period of time, on a cumulative basis (together with any other suspensions hereunder) not to exceed an aggregate of 45 days (or such earlier time as such transaction is consummated or no longer proposed or the material information has been made public) (the “Blackout Period”) and (ii) SMLP shall not commence any Blackout Period or require holders of Registrable Securities to discontinue their disposition of the securities covered by the Registration Statement unless SMLP takes similar action with respect to each other then effective resale registration statement filed by SMLP with the SEC. SMLP shall promptly notify the holders in writing (a “Blackout Notice”) of any decision to require them to discontinue sales of Registrable Securities covered by the Registration Statement pursuant to this paragraph and shall include a general statement of the reason for such discontinuation, an approximation of the anticipated delay and an undertaking by SMLP promptly to notify the holders as soon as sales of Registrable Securities covered by the Registration Statement may resume. In making any such determination to initiate or terminate a Blackout Period, SMLP shall not be required to consult with or obtain the consent of any holder, and any such determination shall be SMLP’s sole responsibility. Each holder shall treat all notices received from SMLP pursuant to this paragraph constituting inside information in the strictest confidence and shall not trade on or disseminate such information.

(d)

SMLP shall provide Stroock, as counsel to the Ad Hoc Group, a reasonable opportunity to review and comment on the Registration Statement; provided that such opportunity shall not occur prior to the expiration of the Solicitation Period. The “Selling Unitholder” and “Plan of Distribution” sections included in the Registration Statement will include all such information and methods of sale as Stroock, as counsel to the Ad Hoc Group, may reasonably request in writing at least two (2) Business Days prior to the anticipated filing date of the Registration Statement and that can be included in the Registration Statement under the rules and regulations of the SEC.

(e)

Each holder of Registrable Securities acknowledges and agrees that it shall not be entitled to be named as a selling security holder in such Registration Statement unless such holder of Registrable Securities has furnished an executed Questionnaire to SMLP no later than five (5) Business Days after the later of (i) the conclusion of the Solicitation Period and (ii) the mutual agreement of the Company and the Requisite Directing Lenders to file the Registration Statement as provided in Section 4(a)(iv)(C) hereof (the “Questionnaire Deadline”).

(f)	Notwithstanding anything in the TSA to the contrary, Selling Expenses shall not be considered Ad Hoc Group Fees and Expenses.

(g)	Indemnification.

(i)

SMLP agrees to indemnify and reimburse, to the fullest extent permitted by law, each holder of Registrable Securities that is a seller of Registrable Securities, and each of its employees, advisors, agents, representatives, partners, officers, and directors and each Person who controls such holder (within the meaning of the Securities Act or the Exchange Act) (collectively, the “Seller Affiliates”) (A) against any and all losses, claims, damages, liabilities and expenses, joint or several (including, without limitation, attorneys’ fees and disbursements except as limited by Section 27(g)(iii)) based upon, arising out of, related to or resulting from any untrue or alleged untrue statement of a material fact contained in any Registration Statement or related prospectus or any amendment thereof or supplement thereto, or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, (B) against any and all losses, liabilities, claims, damages and expenses whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon, arising out of, related to or resulting from any such untrue statement or omission or alleged untrue statement or omission, and (C) against any and all costs and expenses (including, without limitation, reasonable fees, charges and disbursements of counsel) as may be reasonably incurred in investigating, preparing or defending against any litigation, investigation or proceeding, commenced or threatened, or any claim whatsoever based upon, arising out of, related to or resulting from any such untrue statement or omission or alleged untrue statement or omission, or such violation of the Securities Act or Exchange Act, to the extent that any such expense or cost is not paid under subparagraph (A) or (B) above; except insofar as any such statements are consistent with and made in reliance upon information furnished to SMLP in writing by such seller or any Seller Affiliate expressly for use therein. The reimbursements required by this Section 27(g) will be made by periodic payments during the course of the investigation or defense, as and when bills are received or expenses incurred.

(ii)

In connection with any Registration Statement in which a holder of Registrable Securities that is a seller of Registrable Securities is participating, each such holder will furnish to SMLP such information and affidavits as SMLP reasonably requests pursuant to the disclosure requirements of the SEC for use in connection with any such Registration Statement or prospectus and, to the fullest extent permitted by law, each such seller will indemnify SMLP and its directors and officers and each Person who controls SMLP (within the meaning of the Securities Act or the Exchange Act) against any and all losses, claims, damages, liabilities and expenses (including, without limitation, reasonable attorneys’ fees and disbursements except as limited by Section 27(g)(iii)) resulting from any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or related prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission is consistent with and made in reliance upon any information or affidavit so furnished by such seller or any of its Seller Affiliates in writing specifically for inclusion in the Registration Statement; provided that the obligation to indemnify will be several, not joint and several, among such sellers of Registrable Securities, and the liability of each such seller of Registrable Securities will be in proportion to the amount of Registrable Securities sold by such seller, and, provided, further, that such liability will be limited to the net amount received by such seller from the applicable sale of Registrable Securities.

(iii)

Any Person entitled to indemnification under this Section 27 will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give such notice shall not limit the rights of such Person) and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided, however, that any Person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such Person unless (A) the indemnifying party has agreed to pay such fees or expenses or (B) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such Person. If such defense is not assumed by the indemnifying party as permitted hereunder, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld, conditioned or delayed). If such defense is assumed by the indemnifying party pursuant to the provisions hereof, such indemnifying party shall not settle or otherwise compromise the applicable claim unless (i) such settlement or compromise contains a full and unconditional release of the indemnified party or (ii) the indemnified party otherwise consents in writing (which consent will not be unreasonably withheld, conditioned or delayed). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified (which shall be chosen by the holders of a majority of Registrable

Securities so indemnified) by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party, a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the reasonable fees and disbursements of such additional counsel or counsels.

(iv)

Each Party agrees that, if for any reason the indemnification provisions contemplated by Section 27(g)(i) and Section 27(g)(ii) are unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities or expenses (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, liabilities or expenses (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the actions which resulted in the losses, claims, damages, liabilities or expenses as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 27(g)(iv) were determined by pro rata allocation (even if the holders of Registrable Securities or all of them were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 27(g)(iv). The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or expenses (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or, except as provided in Section 27(g)(iv), defending any such action or claim. Notwithstanding the provisions of this Section 27(g)(iv), no holder of Registrable Securities shall be required to contribute an amount greater than the dollar amount by which the net proceeds received by such holder with respect to the sale of any Registrable Securities exceeds the amount of damages which such holder has otherwise been required to pay by reason of any and all untrue or alleged untrue statements of material fact or omissions or alleged omissions of material fact made in any Registration Statement or prospectus or any amendment thereof or supplement thereto related to such sale of Registrable Securities. No person guilty of fraudulent misrepresentation (within the meaning of section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the holders of Registrable Securities in this Section 27(g)(iv) to contribute shall be several in proportion to the amount of Registrable Securities registered by them and not joint.

(v)

If indemnification is available under this Section 27(g), the indemnifying parties shall indemnify each indemnified party to the full extent provided in Section 27(g)(i) and Section 27(g)(ii) without regard to the relative fault of said indemnifying party or indemnified party or any other equitable consideration provided for in this Section 27(g)(iv) subject, in the case of the Holders, to the limited dollar amounts set forth in Section 27(g)(ii).

(vi)

No indemnifying party shall be liable for any settlement effected without its written consent (which consent may not be unreasonably delayed or withheld). Each indemnifying party agrees that it will not, without the indemnified party’s prior written consent, consent to entry of any judgment or settle or compromise any pending or threatened claim, action or proceeding in respect to which indemnification or contribution may be sought hereunder unless the foregoing contains and unconditional release, in form and substance reasonably satisfactory to the indemnified parties, of the indemnified parties from all liability and obligation arising therefrom.

(h)

For the avoidance of doubt, the obligations of the Parties set forth in this Section 27 shall not apply in the event that the obligation to file the Registration Statement does not arise pursuant to Section 4(a)(iv)(C).

Section 28. Backup Transaction.

If any of the following events occur or conditions are met, the Parties agree not to proceed with the Strict Foreclosure and instead to work in good faith to implement the Transaction through a chapter 11 plan of reorganization (or such other manner determined by the Requisite Directing Lenders and the Company) pursuant to which the treatment of Term Loan Claims held by Directing Lenders and Transaction Consenting Lenders shall be on the same terms contemplated herein, and for all other Term Loan Claims recovery shall be no greater than the terms set forth in this Agreement (the “Backup Transaction”), with the effective date of such chapter 11 plan of reorganization occurring prior to the Outside Date consistent with
Section 4(a)(iv)(E) of this Agreement:

(a)

if holders of at least 73% of the aggregate principal amount of all Term Loan Claims outstanding and at least two (2) Term Loan Lenders that are not Affiliates of each other, Affiliates of the Company or Affiliates of the Initial Directing Lenders have not executed a Joinder Agreement or a Consent Agreement by the end of the Solicitation Period;

(b)

if the Closing Date has not occurred by the Backup Transaction Toggle Date (it being agreed that the Requisite Directing Lenders may terminate the Agreement pursuant to Section 6(b)(i) of this Agreement at any time after the Backup Transaction Toggle Date unless the Company agrees, in writing (email shall be sufficient), to consummate the Backup Transaction, in which case the Closing Date shall still be required to occur prior to the Outside Date);

(c)

if a temporary restraining order, preliminary or permanent injunction, judgment or other order preventing the consummation of the Strict Foreclosure shall have been entered, issued, rendered or made by any party other than a Directing Lender, or any proceeding seeking any of the foregoing by any party other than a Directing Lender be commenced or pending; or if there be any law, rule or regulation promulgated, enacted, entered, enforced or deemed applicable to the Company which makes the consummation of the Strict Foreclosure illegal, void or rescinded; or

(d)

if there is a pending or threatened (in writing) action, complaint, claim, litigation, law suit, proceeding, investigation, objection or similar event or circumstance relating to any of the transactions contemplated by this Agreement or any other Definitive Document (a) commenced or asserted by two (2) or more Term Loan Lenders, that are not Directing Lenders, holding in the aggregate more than 10% of the principal amount of Term Loan Claims then outstanding; (b) that could reasonably be expected to result in the Directing Lenders and the Transaction Consenting Lenders, in the aggregate, being obligated for in excess of $500,000 in unreimbursed indemnification costs, or (c) that specifically names or asserts claims or causes of action against any Directing Lender (and, in each case, the Company is not aware of any fact or circumstance that could give rise to or indicate that the same may arise, or be contemplated or threatened); provided that, upon the occurrence of any event in this Section 28(d), SMLP may agree, pursuant to a written undertaking reasonably acceptable to the Requisite Directing Lenders, to indemnify the Term Loan Agent, Directing Lenders and Transaction Consenting Lenders for any costs, fees, or expenses arising from such action in lieu of consummating the Backup Transaction and proceed with consummating the Strict Foreclosure.

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed and delivered by their respective duly authorized officers, solely in their respective capacity as officers of the undersigned and not in any other capacity, as of the date first set forth above.

[Signature Pages Follow]

Summit Midstream Partners Holdings, LLC

By:	/s/ J. HEATH DENEKE
Name:	J. Heath Deneke
Title:	President and Chief Executive Officer

[SMPH Signature Page to Transaction Support Agreement]

Summit Midstream Partners, LLC

By:	/s/ J. HEATH DENEKE
Name:	J. Heath Deneke
Title:	President and Chief Executive Officer

[SMP Signature Page to Transaction Support Agreement]

Summit Midstream Partners, LP, solely for that limited purpose set forth in Sections 4(a)(iv)(B), 4(a)(iv)(C), 5, 8, and 27 of the Agreement

By:	/s/ J. HEATH DENEKE
Name:	J. Heath Deneke
Title:	President and Chief Executive Officer

[SMLP Signature Page to Transaction Support Agreement]

[***]

[Lender Signature Page to Transaction Support Agreement]

Exhibit A

Term Sheet

SUMMIT MIDSTREAM PARTNERS HOLDINGS, LLC

TERM SHEET

This term sheet (including all exhibits, schedules and annexes attached hereto, each as may be amended, restated, supplemented, or otherwise modified from time to time in accordance with the terms of the TSA (as defined below), this “Term Sheet”) sets forth the principal terms of a proposed consensual discharge of certain indebtedness (the “Term Loan,” and the claims arising therefrom, the “Term Loan Claims,” and the Term Loan credit agreement, the “Credit Agreement”) and related restructuring of Summit Midstream Partners Holdings, LLC (“SMPH”) and Summit Midstream Partners, LLC (“SMP” and with SMPH, the “Company”). Such debt discharge and restructuring, as contemplated by this Term Sheet, is referred to herein as the “Transaction”. The date on which the Transaction is consummated is referred to herein as the “Closing Date”. Capitalized terms used but not otherwise defined herein have the meanings ascribed to such terms in the TSA.

This Term Sheet does not include a description of all of the terms, conditions and other provisions that are to be contained in the definitive documentation executed, delivered, filed and/or distributed in connection with the Transaction, all of which remain subject to discussion and negotiation among the Parties.

THIS TERM SHEET DOES NOT CONSTITUTE (NOR SHALL IT BE CONSTRUED AS) AN OFFER WITH RESPECT TO ANY SECURITIES OR A SOLICITATION OF ACCEPTANCES OR REJECTIONS TO ANY SECURITIES OR A SOLICITATION OF ACCEPTANCES OR REJECTIONS AS TO ANY CHAPTER 11 PLAN, IT BEING UNDERSTOOD THAT ANY SUCH OFFER OR SOLICITATION ONLY WILL BE MADE IN COMPLIANCE WITH APPLICABLE PROVISIONS OF SECURITIES, BANKRUPTCY, AND/OR OTHER APPLICABLE LAWS.

THIS TERM SHEET IS PRESENTED FOR DISCUSSION AND SETTLEMENT PURPOSES ONLY AND IS ENTITLED TO PROTECTION FROM ANY USE OR DISCLOSURE PURSUANT TO RULE 408 OF THE FEDERAL RULES OF EVIDENCE AND OTHER APPLICABLE STATUES OR DOCTRINES PROTECTING THE USE OR DISCLOSURE OF CONFIDENTIAL INFORMATION. THE TRANSACTIONS DESCRIBED HEREIN ARE SUBJECT IN ALL RESPECTS TO THE NEGOTIATION, EXECUTION, AND DELIVERY OF DEFINITIVE DOCUMENTATION. THE CLOSING OF ANY TRANSACTION IS SUBJECT TO THE TERMS AND CONDITIONS SET FORTH IN SUCH DEFINITIVE DOCUMENTS. NO BINDING OBLIGATIONS WILL BE CREATED BY THIS RESTRUCTURING TERM SHEET UNLESS AND UNTIL SIGNATURE PAGES TO THE TSA ARE EXECUTED AND DELIVERED BY ALL APPLICABLE PARTIES.

Term	Description
OVERVIEW

Transaction Summary

The Transaction will be implemented in accordance with a Transaction Support Agreement (the “TSA”), which shall be entered into by the Company and certain Term Loan Lenders party thereto (the “Directing Lenders”).

The Transaction will be implemented as a Strict Foreclosure (as defined below), unless the Back-up Transaction (as defined below) is to be implemented. The trigger for the Strict Foreclosure shall be an Event of Default (as defined in the Credit Agreement). The Strict Foreclosure and Closing Date will occur after September 30, 2020.

Each Term Loan Lender may, during the fourteen (14) calendar period commencing within two (2) business days following the effective date of the TSA (such date, the “TSA Effective Date”), or such longer period as may be extended in accordance with the TSA (collectively, the “Solicitation Period”), (i) become a party to the TSA and execute the Direction to Effect a Strict Foreclosure, Consummate Assignment, and Take Other Actions in Connection Therewith, a form of which is attached hereto as Exhibit 1 (the “Strict Foreclosure Direction”) or (ii) execute a consent agreement, the form of which is attached to the TSA as Exhibit E (the “Consent Agreement”) and in each case, provided the Term Loan lender has executed a Mutual Release Agreement substantially in the form attached hereto as Exhibit 3 (the “Mutual Release Agreement”) and the Closing Date has occurred, earn its pro rata share of $20 million cash (the “Consent Premium”) to be distributed to the Directing Lenders and those lenders that execute a Consent Agreement (the “Transaction Consenting Lenders”).

On the Closing Date, pursuant to the Strict Foreclosure Direction, the Directing Lenders, as Required Lenders under the Credit Agreement, shall direct Credit Suisse AG, Cayman Islands Branch, as Administrative Agent and Collateral Agent for the Term Loan lenders (the “Term Loan Lenders”) under the Credit Agreement (the “Term Loan Agent”) to execute the Strict Foreclosure against the 34.6 million common units representing limited partner interests in Summit Midstream Partners, LP (“SMLP”) currently pledged to the Term Loan Agent, on behalf of the Term Loan Lenders, as collateral under the Credit Agreement (the “Specified Collateral”) and SMPH shall pay $6.5 million cash (the “Additional Consideration”) to all Term Loan Lenders pro rata in full satisfaction of all Term Loan Claims and all of the Company’s obligations under the Credit Agreement pursuant to the terms of the Notification of Proposal of Strict Foreclosure attached hereto as Exhibit 2 (the “Strict Foreclosure Agreement” and the transaction contemplated therein, the “Strict Foreclosure”).

In addition to the Strict Foreclosure on the Specified Collateral and the payment of the Additional Consideration, on the Closing Date SMPH shall pay the Directing Lenders and the Transaction Consenting Lenders, as applicable, their pro rata portions of the Consent Premium.

Term	Description

Debt to Be Satisfied	All Term Loan Claims outstanding on the Closing Date.
Treatment of Term Loan Claims

On the Closing Date, in exchange for the cancellation and release of all outstanding Term Loan Claims and related security interests pursuant to the Strict Foreclosure Agreement, including the non-economic Summit Midstream GP, LLC interest in SMLP, each Term Loan Lender shall receive, in full and final satisfaction of its Term Loan Claims, its pro rata share (based upon the aggregate amount of Term Loan Claims held by all Term Loan Lenders) of:

i. the Specified Collateral, which shall either be registered for resale by the Directing Lenders and Transaction Consenting Lenders under Section 5 of the Securities Act of 1933 or eligible for resale pursuant to an exemption from such registration requirements; and

ii. the Additional Consideration.

Consent Premium

On the Closing Date, in exchange for the undertakings set forth in the TSA and/or the Consent Agreement, as applicable, each Directing Lender and Transaction Consenting Lender shall receive its pro rata share (based upon the aggregate amount of Term Loan Claims held by all Directing Lenders and Transaction Consenting Lenders in the aggregate) of the Consent Premium.

Ad Hoc Group Fees and Expenses	The Company shall pay or reimburse reasonable and documented fees and expenses of Stroock as counsel to the Ad Hoc Group in accordance with the TSA.
GENERAL PROVISIONS
SMLP Payment	On or prior to the Closing Date, SMLP, in full satisfaction of the $180,750,000 deferred purchase price obligation owed from SMLP to SMPH (the “DPPO”), shall transfer to SMPH cash equal to the Consent Premium and the Additional Consideration.

Term	Description
Closing Date

The Closing Date shall be the date (at least one (1) business day following the conclusion of the Solicitation Period) that (a) is three (3) business days after the date that the SEC issues interpretive guidance, which may take the form of a no action letter or other customary interpretive action, concerning the availability of Rule 144(d)(3)(iv) to the sale of the Specified Collateral or (b) the registration statement shall be declared effective by the SEC covering the resale of the registrable securities distributed to the Directing Lenders and the Transaction Consenting Lenders, in each case, provided all other conditions precedent set forth in the TSA are satisfied or waived, or such earlier date as agreed by the Directing Lenders required to consent under the TSA (the “Requisite Directing Lenders”) and the Company; provided that if the Backup Transaction (as defined below) is consummated, the Closing Date shall be the effective date of the chapter 11 plan of reorganization or such other date as agreed to by the Company and the Requisite Directing Lenders.

Releases

Pursuant to the Mutual Release Agreement, the parties to the TSA and the Transaction Consenting Lenders shall provide customary mutual releases of all claims arising under or related to the Term Loan, the Transaction, the DPPO, and any actions taken related to the foregoing.

Governance	There will be no change to the existing board of directors of the Company as a result of the TSA or the Transaction contemplated therein.
Backup Transaction

As set forth in the TSA, if certain conditions are met or events occur, the Transaction will be implemented through a chapter 11 plan of reorganization (or such other manner determined by the Requisite Directing Lenders and the Company) pursuant to which the treatment of Term Loan Claims held by Directing Lenders and Transaction Consenting Lender shall be on the same terms contemplated herein, and for all other Term Loan Claims recovery shall be no greater than the terms set forth in this Term Sheet (the “Backup Transaction”). The terms and conditions of the Backup Transaction shall be negotiated among the Requisite Directing Lenders and the Company in their sole discretion.

Reservation of Rights

Nothing herein is intended to, or does, in any manner waive, limit, impair or restrict the ability of each of the Company and the Directing Lenders to protect and fully preserve all of their rights, remedies, claims and interests, including the Directing Lenders’ claims against the Company or any other party in interest or their respective property. If the Transaction is not consummated, the Company and the Directing Lenders fully reserve any and all of their respective rights.

Amendments	This Term Sheet may be amended only as permitted pursuant to the TSA.
Governing Law	New York.

Exhibit 1

Form of Strict Foreclosure Direction

October [__], 2020

To:	Credit Suisse AG, Cayman Islands Branch,

as Administrative Agent and Collateral Agent

Eleven Madison Avenue

New York, New York 10010

Attn: [Sean Portrait]

Fax: [***]

Email: [***]

DIRECTION TO EFFECT A STRICT FORECLOSURE AND TAKE OTHER ACTIONS IN CONNECTION THEREWITH

Reference is made to (a) that certain Term Loan Agreement, dated as of March 21, 2017 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”), by and among Summit Midstream Partners Holdings, LLC, a Delaware limited liability company (the “Borrower”), the undersigned and each other Person from time to party thereto as a “Lender” (as defined therein) (collectively, the “Lenders”), and Credit Suisse AG, Cayman Islands Branch, as administrative agent and as collateral agent for the Lenders (in such capacity, the “Collateral Agent”), (b) that certain Guarantee and Collateral Agreement, dated as of March 21, 2017 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Guarantee and Collateral Agreement”) by and among the Borrower, Summit Midstream Partners, LLC, a Delaware limited liability company (the “Pledgor” and, together with the Borrower, the “Debtors”) and the Collateral Agent, and (c) that certain Transaction Support Agreement, dated as of September 29, 2020 by and among Debtors and the undersigned Lenders (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “TSA”). Capitalized terms used but not defined in this Direction To Effect A Strict Foreclosure And Take Other Actions In Connection Therewith (this “Direction”) have the meaning ascribed to such terms in the Credit Agreement and, if not defined therein, in the TSA.

I. Authorization and Direction to Effect the Strict Foreclosure Transactions. The undersigned Lenders (collectively, the “Directing Lenders”) are entering into and delivering this Direction in accordance with Article VIII of the Credit Agreement, and solely in their collective capacity as Required Lenders under the Credit Agreement, and pursuant to, and in reliance upon the rights, remedies and other privileges afforded to them under, and the representations, warranties, covenants and consents of the Debtors and other Persons contained in, the TSA, the Definitive Documents and the Loan Documents (including the consents of the Transaction Consenting Lenders party to the Consent Agreement). By delivering this Direction, the Directing Lenders hereby authorize and direct the Collateral Agent, upon the terms of this Direction (without limiting any other rights and remedies under the TSA, the Definitive Documents, the Loan Documents and under applicable law, at equity or otherwise), to:

(a)

execute and deliver to the Debtors and any other Person entitled by applicable law to receipt thereof, that certain Strict Foreclosure Agreement, in the form attached as Exhibit A hereto (the “Strict Foreclosure Agreement”);

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(b)

perform its obligations under, and consummate the transactions contemplated by, the Strict Foreclosure Agreement (including the Strict Foreclosure (as defined in the Strict Foreclosure Agreement)), in each case, in accordance with, and as set forth in more detail in, the Strict Foreclosure Agreement (including, for the avoidance of doubt, to (i) pursuant to §§ 9-620 and 9-621 and any other comparable provision of the Uniform Commercial Code, as adopted in the State of New York or any other applicable jurisdiction (the “UCC”), accept (directly or indirectly), on behalf and for the benefit of the Lenders in accordance with the Loan Documents, all of the Debtors’ right, title and interest in and to 34,604,581 freely tradeable common units representing limited partner interests in Summit Midstream Partners, LP, which units are, as of the date hereof, pledged as Collateral and subject to a Lien in favor of the Collateral Agent for the benefit of the Lenders (the “Specified Collateral”) and (ii) apply, transfer and/or distribute, as applicable (or direct the application, transfer and/or distribution, as applicable, of) the Specified Collateral, together with the Additional Consideration (as defined in the Strict Foreclosure Agreement) to the Lenders (or, with respect to any Directing Lender or Transaction Consenting Lender, to its designee, as may be directed in writing to the Collateral Agent by such Directing Lender or Transaction Consenting Lender) in accordance with Section 9.23 of the Credit Agreement and the other applicable provisions of the Loan Documents) (the foregoing, and any other transactions relating to the Specified Collateral and expressly contemplated by the Strict Foreclosure Agreement, the “Strict Foreclosure Transactions”); and

(c)

take such other steps as are necessary or appropriate in the reasonable good faith judgment and discretion of the Collateral Agent, exercised in accordance with the Loan Documents, to consummate the Strict Foreclosure Transactions in accordance with the Strict Foreclosure Agreement.

For the avoidance of doubt, to the extent that acceptance by (and/or delivery, transfer and/or distribution to) the Collateral Agent of the Specified Collateral is, pursuant to the UCC (or other applicable law or statue) a condition to effectuating a valid strict foreclosure under the UCC, such condition shall be deemed complied with for all purposes under the UCC and otherwise upon the Specified Collateral being accepted by (and/or delivered, transferred and/or distributed to) the Lender entitled thereto pursuant to the Loan Documents (or, in the case of any Directing Lender or Transaction Consenting Lender, to such Directing Lender’s or Transaction Consenting Lender’s designee, as notified in writing by such Directing Lender or Transaction Consenting Lender to the Collateral Agent in connection therewith).

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II. Agent Matters Following Consummation of the Strict Foreclosure Transactions.

The Directing Lenders are delivering this Direction in reliance on, among other things, the Debtors’ representation and warranty as set forth in the TSA that the exculpatory, expense reimbursement and indemnification obligations of the Borrower in favor of the Collateral Agent set forth in the Loan Documents (including Section 9.05 of the Credit Agreement) shall continue in full force and effect through and following the consummation of, and shall apply (and be deemed and construed to apply) to, the Strict Foreclosure Transactions and all transactions and matters relating thereto, and all documents entered into, or actions taken by the Collateral Agent, in connection therewith, and that, pursuant thereto, the Debtors are obligated, jointly and severally, to reimburse, indemnify and hold harmless the Collateral Agent and each of its Related Parties from and against all losses, penalties, claims, damages, liabilities, actions, judgments, suits, costs and expenses of any kind incurred, arising out of or in connection with, or relating to any of the foregoing. Accordingly, the Directing Lenders hereby confirm that (i) Section 8.12 of the Credit Agreement shall, as between and among the Lenders and the Collateral Agent, apply to this Direction and to all actions taken or not taken by the Collateral Agent in accordance with or pursuant to authorization granted under this Direction (including, without limitation, the execution and delivery of the Strict Foreclosure Agreement), and (ii) to the extent obligated to do so under Section 8.12 of the Credit Agreement, the Directing Lenders shall (to the extent the Debtors fail to do so) reimburse the Collateral Agent severally and ratably in accordance with their respective pro rata shares of the outstanding Loans (determined on the basis of the amounts reflected in the Register as of the Closing Date (as defined in the Strict Foreclosure Agreement)), for any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses of any kind whatsoever described in Section 8.12 of the Credit Agreement that may be incurred by the Collateral Agent in connection with the taking or omitting to take any action pursuant to this Direction; provided, that, the Directing Lenders’ obligations hereunder shall not in any way limit or otherwise affect the continuing exculpatory, expense reimbursement and indemnification obligations of the Debtors, any other Lender or any other Person in favor of the Collateral Agent under the Loan Documents or otherwise.

III. Acknowledgment of Full Satisfaction. Each Lender signatory hereto agrees and acknowledges that the Strict Foreclosure Transactions and the other transactions contemplated by the TSA are intended to result in the satisfaction and discharge in full of the Obligations (other than any obligations set forth in the provisions of the Term Loan Agreement and the other Loan Documents that expressly survive termination of the Term Loan Agreement or the other Loan Documents pursuant to their terms) by operation of law in accordance with the applicable provisions of the UCC.

IV. Ownership of Loans. Each Directing Lender represents, warrants and covenants (severally and not jointly) that, on the date hereof, such Directing Lender owns the principal amount of Obligations set forth opposite its name on its signature page hereto. The Collateral Agent shall not have any obligation to comply with this Direction if it in good faith concludes that the Directing Lenders signatory hereto no longer constitute Required Lenders. Each Directing Lender hereby confirms and agrees that this Direction shall not be revoked except by another written direction to the Collateral Agent issued by or on behalf of the Required Lenders which overrides the directions set forth in this Direction; provided that the same is delivered sufficiently in advance to halt the exercise of such remedies.

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V. Effectiveness; Amendments. This Direction shall be effective upon delivery of a copy of same to the Collateral Agent, duly executed by Lenders sufficient to collectively constitute Required Lenders. No modification, amendment or supplement to, or waiver, forbearance or consent under or with respect to, this Direction shall be effective without the prior written consent of Lenders party hereto who collectively constitute Required Lenders at such time.

VI. Miscellaneous.

(a) No Strict Construction. The language used in this Direction will be deemed to be the language jointly chosen by the parties hereto to express their mutual intent, and no rule of strict construction will be applied against any person.

(b) Captions. The captions herein are for convenience of reference only, do not constitute part of this Direction and shall not be deemed to limit or otherwise affect any of the provisions hereof.

(c) Counterparts. This Direction may be executed (by facsimile or PDF signature) in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement.

(d) Governing Law. THIS DIRECTION AND ALL MATTERS ARISING HEREUNDER OR RELATED HERETO SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAW OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES. EACH PARTY HERETO HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE BOROUGH OF MANHATTAN, STATE OF NEW YORK AND IRREVOCABLY AGREES THAT ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS DIRECTION SHALL BE LITIGATED IN SUCH COURTS. EACH PARTY HERETO EXPRESSLY SUBMITS AND CONSENTS TO THE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS. EACH PARTY HERETO HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS AND AGREES THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE UPON IT BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, ADDRESSED TO IT AT THE ADDRESS SET FORTH IN THIS DIRECTION AND SERVICE SO MADE SHALL BE COMPLETE TEN (10) DAYS AFTER THE SAME HAS BEEN POSTED.

(e) Entire Agreement. This Direction embodies the entire agreement of Agent and the Directing Lenders party hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to the subject matter hereof and any draft agreements, negotiations or discussions relating to the subject matter hereof.

(f) Conflicts. For the avoidance of doubt, to the extent there is any conflict between the Strict Foreclosure Agreement or any other document relating to the Strict Foreclosure Transactions on the one hand, and this Direction on the other hand, this Direction shall control.

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(g) General Terms and Conditions. In addition to and without limitation of any of the foregoing, this Direction shall be deemed to be a Loan Document and shall otherwise be subject to all of general terms and conditions contained in the Credit Agreement, mutatis mutandis.

[Signature Pages Follow]

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In witness whereof, the undersigned Directing Lenders, collectively constituting the Required Lenders, have caused this Direction to be executed by their duly authorized representatives, as of the date first written above.

[_____], as a Directing Lender

By:
Name:
Title:

Aggregate outstanding Loans: $[___]

Agreed and Acknowledged:
CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Collateral Agent

By:
Name:
Title:

Exhibit A

Strict Foreclosure Agreement

[attached as Exhibit 2 to Exhibit A to the Transaction Support Agreement]

Exhibit 2

Form of Strict Foreclosure Agreement

STRICT FORECLOSURE AGREEMENT

This Strict Foreclosure Agreement, dated as of [__], 2020 (as amended, supplemented or otherwise modified from time to time in accordance with the terms hereof, this “Agreement”), by and among Summit Midstream Partners Holdings, LLC, a Delaware limited liability company (the “Borrower”), Summit Midstream Partners, LLC, a Delaware limited liability company (the “Parent” and, together with the Borrower, the “Debtors”), and Credit Suisse AG, Cayman Islands Branch, as collateral agent for and on behalf of the Lenders (as defined below) (in such capacity, the “Collateral Agent”).

RECITALS

I. The Borrower is party to that certain Term Loan Agreement, dated as of March 21, 2017 (as amended, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”), by and among the Borrower, the lenders from time to party thereto (collectively, the “Lenders”), the Collateral Agent and Credit Suisse AG, Cayman Islands Branch, in its capacity the Administrative Agent (as defined therein) (the Administrative Agent and the Collateral Agent, each, an “Agent” and, unless the context requires otherwise, collectively, the “Agents”). All capitalized but undefined terms used herein shall have the meanings as set forth in the Credit Agreement or, if not defined therein, in the Collateral Agreement (as defined below).

II. Pursuant to the Credit Agreement, the Borrower has received Loans and other financial accommodations from the Lenders. As of the Effective Time, (i) the aggregate amount of outstanding Obligations is equal to $[___], comprising (A) outstanding Loan principal in an aggregate amount equal to $[___] and (B) accrued and unpaid interest and other Obligations (other than the outstanding principal) in an aggregate amount equal to $[___] and (ii) there are no outstanding secured Swap Obligations. Accordingly, the Obligations constitute the only outstanding Secured Obligations for all purposes under the Loan Documents and otherwise.

III. In connection with the Borrower’s entry into the Credit Agreement and the Loans and other credit extensions and accommodations made to the Borrower by the Lenders thereunder, the Borrower, as “Grantor”, the Parent, as “Pledgor” and “Guarantor”, and the Collateral Agent entered into that certain Guarantee and Collateral Agreement, dated as of March 21, 2017 (as amended, supplemented or otherwise modified from time to time prior to the date hereof, the “Collateral Agreement”), pursuant to which the Parent guaranteed the payment and performance of the Secured Obligations, and the Debtors pledged in favor of the Collateral Agent (acting as agent for the benefit of the Lenders, as ultimate pledgees and beneficiaries of the rights granted under such pledge), and granted to the Collateral Agent (acting as agent for the benefit of the Lenders) a security interest in, and Lien on, the Collateral (including 34,604,581 common units representing limited partner interests in Summit Midstream Partners, LP (the “SMLP Common Equity”) owned by the Borrower as of March 21, 2017 (such SMLP Common Equity, the “Specified Collateral”)).

IV. Pursuant to the Loan Documents (including Sections 8.01 and 8.15 of the Credit Agreement, and Section 8.14 of the Collateral Agreement) (i) the authority to enforce rights and remedies under the Loan Documents against the Debtors, and the right to institute all actions and proceedings in connection with such enforcement, has been vested in the Collateral Agent for the benefit of the Lenders, and the Secured Parties have appointed, authorized and instructed the Collateral Agent to, as agent on their behalf, take such actions, and to exercise such powers and discretions under the Loan Agreement, the other Loan Documents or any other instrument or document furnished pursuant thereto as are delegated to the Collateral Agent by the terms hereof or thereof, together with such powers as are incidental thereto and (ii) upon an Event of Default, the Collateral Agent is entitled to exercise in respect of the Collateral all rights and remedies provided for in the Collateral Agreement (including as set forth in Section 6.01 thereof), and all other rights and remedies otherwise available to it at law or in equity, including all rights and remedies of a secured creditor under the UCC (whether or not the UCC applies to the affected Collateral) (including the right under Sections 9-620 through 9-622 of the UCC to accept the Specified Collateral (or to direct the acceptance of the Specified Collateral by the Lenders in accordance with the Loan Documents) in full satisfaction of the Obligations, and the right to collect, enforce or satisfy any Secured Obligations then owing, whether by acceleration, foreclosure or otherwise) (collectively, the “Enforcement Rights”), which Enforcement Rights may be pursued separately, successively or simultaneously at the Collateral Agent’s discretion or as directed by the Required Lenders pursuant to the terms of the Credit Agreement.

V. As of the date hereof, (i) certain Events of Default (including an Event of Default pursuant to Section 7.01(b) of the Credit Agreement resulting from the Borrower’s failure to pay the principal amount constituting amortization payment due on September 30, 2020 as required under Section 2.07(a) of the Credit Agreement) (collectively, the “Existing Events of Default”) have occurred and are continuing, and no waiver or forbearance in respect thereof has been provided by any of the Secured Parties and (ii) as a result of the foregoing, (A) all Obligations have been properly, validly and unconditionally accelerated and declared by the Administrative Agent, at the direction of the Required Lenders, to be forthwith due and payable in full in accordance with the Credit Agreement, as set forth in further detail in that certain Notice of Event of Default and Acceleration, dated as of [__], 2020 (the “Default and Acceleration Notice”) delivered by the Administrative Agent to the Borrower prior to the date hereof and (B) as a result of the Borrower’s failure to pay the amounts due upon acceleration, the Collateral Agent is immediately entitled to exercise all Enforcement Rights, and has been instructed and directed by the Required Lenders to exercise the foreclosure rights available under the UCC and applicable law, and as set forth and described further in this Agreement.

VI. The Debtors, certain Lenders constituting not less than the Required Lenders and certain other persons entered into that certain Transaction Support Agreement, dated as of September 29, 2020 (as modified from time to time, the “Transaction Support Agreement”) setting forth certain agreements with respect to the Existing Events of Default and certain other matters relating to the Obligations, and the parties are entering into this Agreement to effectuate certain transactions contemplated thereby.

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VII. Subject to the terms and conditions hereof and the Transaction Support Agreement, pursuant to Sections 9-620 through 9-622 of the UCC, in lieu of necessitating the Collateral Agent to make a proposal pursuant to Section 9-620 of the UCC or to undertake a foreclosure sale as provided under the Loan Documents and the UCC, the parties hereby agree that, at the Effective Time, the Borrower shall, at the direction of the Collateral Agent (acting in its capacity as the secured party of record with respect to the Specified Collateral for purposes of the UCC, and in its capacity as collateral agent for the Lenders in accordance with the Loan Documents) (which direction shall be deemed to be given by the Collateral Agent automatically at the Effective Time) convey to each Lender (or convey to the Collateral Agent for further distribution to each Lender) entitled to receive the same pursuant to the Loan Documents or to such Lender’s designee (such Lender or its designee, the “Applicable Transferee”), in accordance with the waterfall and application of proceeds provisions set forth in Section 6.02 of the Collateral Agreement and Section 9.23(b) of the Credit Agreement, and each such Applicable Transferee shall accept, its ratable share (which shall be calculated in accordance with the Credit Agreement (with respect to each Lender, its “Ratable Share”)) of the Borrower’s right, title and interest in and to the Specified Collateral, together with its Ratable Share of $6.5 million in cash (the “Additional Consideration”).

VIII. Each of the Debtors hereby consents, without any objection of any kind or nature, to acceptance of the Specified Collateral and the Additional Consideration (as described in the preceding paragraph) by the Collateral Agent or the Applicable Transferees, which acceptance shall, to the extent permitted under the UCC and applicable law, be made in full satisfaction of all then-outstanding Obligations (other than any obligations set forth in the provisions of the Term Loan Agreement and the other Loan Documents that expressly survive termination of the Term Loan Agreement or the other Loan Document pursuant to their terms after giving effect to the Mutual Release Agreement (as defined in the Transaction Support Agreement, the “Mutual Release Agreement”) (such surviving obligations, the “Surviving Obligations”)) (the foregoing transfer and acceptance of the Specified Collateral, the “Strict Foreclosure” and, together with all transactions relating thereto or consummated in connection therewith, the “Strict Foreclosure Transactions”).

IX. The Debtors acknowledge that in consideration for their consent to this Agreement and the conveyance of the Specified Collateral and the Additional Consideration as described above, the Debtors are receiving good and valuable consideration in the form of satisfaction in full and discharge of the Obligations (except any Surviving Obligations).

AGREEMENT

NOW THEREFORE, in consideration of the mutual promises and agreements set forth herein, the Debtors and the Collateral Agent (acting at the direction of the Required Lenders) are entering into this Agreement and hereby agree as follows:

1. Incorporation of Recitals; Defined Terms. The Recitals set forth above are true and correct, and are incorporated into, and form an integral, operative and legally valid, binding and fully enforceable material term of, this Agreement and the agreement among the parties contained herein.

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2. Transfer and Acceptance.

2.1 Specified Collateral.

(a) At the Effective Time, at the direction of the Collateral Agent (which shall be deemed to have been given hereunder automatically and immediately at the Effective Time), the Borrower hereby assigns, transfers and delivers to the Collateral Agent (for further distribution to the Applicable Transferees of their Ratable Shares thereof in accordance with the terms of the Loan Documents) (or, if directed to do so in writing by the Collateral Agent prior to the Effective Time (such direction, the “Applicable Transferee Distribution Direction”), directly to the respective Applicable Transferees), and the Collateral Agent (or relevant Applicable Transferee, if the Applicable Transferee Distribution Direction has been provided) shall acquire and take assignment and delivery in accordance with the Credit Agreement and the other Loan Documents of the Borrower’s right, title and interest in and to the Specified Collateral (or, in the case of an Applicable Transferee, its Ratable Share thereof) pursuant to the Strict Foreclosure. For purposes of this Agreement and the Strict Foreclosure, the Collateral Agent and/or each Applicable Transferee that receives Specified Collateral in accordance with this clause (a) shall each constitute a “Specified Collateral Recipient”.

(b) Each of the Debtors acknowledges and agrees that, upon the assignment, acquisition, delivery and/or transfer (as applicable) of the Specified Collateral as provided above, each Specified Collateral Recipient shall be the sole owner of the relevant portion of the Specified Collateral transferred to it, and shall be entitled to all proceeds of such Specified Collateral of any kind whatsoever, and no Debtor or any Affiliate thereof or any other Person shall be entitled to any such proceeds. Each of the Debtors shall hold, and shall cause each of its Affiliates to hold, for the benefit of and in trust for the Specified Collateral Recipients, all proceeds of the Specified Collateral of any kind whatsoever received by it. Each Debtor shall, immediately following the receipt of any such proceeds by such Debtor or any of its Affiliates, remit (or procure and cause to be remitted) to the Specified Collateral Recipient such proceeds (or, with respect to remittance to an Applicable Transferee, its Ratable Share thereof), and shall not commingle or permit the commingling of such proceeds with any other property of the Debtors or any other Person.

(c) The parties hereby further acknowledge and agree that if, upon consummation of the Strict Foreclosure Transaction, any Specified Collateral is registered in the name of the Collateral Agent, the Collateral Agent is hereby authorized by the Debtors (without the need for any further action or authorization) to take all actions and enter into any and all arrangements deemed by the Collateral Agent (in its discretion or at the direction of any Applicable Transferee) to be reasonably necessary or desirable in order to render any

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Applicable Transferee the legal owner of its Ratable Share of the Specified Collateral (including to record and register such Specified Collateral in the name of such Applicable Transferee). Each Debtor hereby appoints the Collateral Agent as its attorney-in-fact, with full power and authority to (x) sign or endorse such Debtor’s name on the Specified Collateral (or any portion thereof) and on such other instruments or documents, in each case, to the extent the Collateral Agent (in its discretion or at the direction of any Applicable Transferee) deems the same to be reasonably necessary or desirable to create, establish, evidence, reflect, maintain, protect and/or enforce (as the case may be) the Collateral Agent’s or any Applicable Transferee’s rights in any Specified Collateral, (y) take any other action to enforce this Agreement and/or exercise the Collateral Agent’s or any Applicable Transferee’s rights in and to the Specified Collateral, and (z) collect or realize any proceeds of the Specified Collateral.

(d) Without limiting anything else herein (including Section 6.8 hereof) or in the Loan Documents, in addition to any other documents required to be delivered by it hereunder or in connection with the Strict Foreclosure Transactions, each Debtor hereby covenants and agrees to promptly deliver to the Collateral Agent or the relevant Applicable Transferee (as the case may be), all information related to the Specified Collateral and Additional Consideration that the Collateral Agent or such Applicable Transferee may reasonably request from time to time.

2.2 Compliance with the UCC.

(a) It is the express intent of the parties hereto that the Strict Foreclosure, including the acceptance and transfer of the Specified Collateral thereunder and as otherwise contemplated by this Agreement, be consummated pursuant to, and shall constitute an “acceptance” of collateral in full satisfaction of the Obligations (except any Surviving Obligations) in accordance with, and to the full extent required by, Sections 9-620, 9-621, 9-622 and any other comparable provision of the UCC. Accordingly, upon the Effective Time, to the extent permitted under the UCC and applicable law, all Liens securing the Obligations shall be deemed to be fully released, and the Credit Agreement and the other Loan Documents shall automatically terminate (except in the case of any provisions thereof that are expressed to survive any satisfaction, discharge, release or termination of the Obligations or Loan Document after giving effect to the Mutual Release Agreement).

(b) Without limiting anything else, for all purposes under the UCC and other applicable law (including the Securities Act of 1933) and the Loan Documents, and including to the extent necessary or desirable to effectuate the Strict Foreclosure in compliance with the requirements for a strict foreclosure pursuant to Sections 9-620, 9-621, 9-622 and each other comparable provision of the UCC, (i) each of the Collateral Agent and the Lenders shall be deemed

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pledgees of the Applicable Collateral, in each case, subject to the terms of the Loan Documents, and (ii) acceptance of the Specified Collateral in connection with the Strict Foreclosure by the Collateral Agent (as agent for and on behalf of the Lenders pursuant to the Loan Documents) or by the Applicable Transferees in accordance with the Loan Documents, shall, in each case, constitute “acceptance” of collateral by the pledgee for whose benefit the pledge was created, and shall have the same validity and legal force and effect, and, accordingly, shall act as the “acceptance” required to validly and properly effectuate a strict foreclosure pursuant to the UCC, other applicable law and/or the Loan Documents.

(c) The Debtors acknowledge and agree that this Agreement shall be deemed the Debtors’ acceptance and consent to strict foreclosure over, and the Collateral Agent’s or Applicable Transferee’s (as applicable) acceptance of, the Specified Collateral in full satisfaction of the Obligations (except any Surviving Obligations), subject to the other terms and conditions specified herein.

(d) Each Debtor (to the extent of any such right) hereby voluntarily: (i) waives any right to receive a proposal of strict foreclosure pursuant to Section 9-620 of the UCC, (ii) acknowledges that its execution of this Agreement constitutes a “record authenticated after default” for purposes of, and within the meaning of, Section 9-620(c)(2) of the UCC, (iii) agrees to fully cooperate with, and assist in, delivering, and in assigning or otherwise transferring the ownership interests in, and title to, the Specified Collateral, to the Collateral Agent and/or any Applicable Transferee (as applicable), including by executing or delivering such further instruments or documents, or taking such further actions, as are necessary or desirable to effectuate such transfer of ownership and title; (iv) acknowledges that the agreement by the Applicable Transferees and the Collateral Agent (as the case may be) to accept the Specified Collateral pursuant to the Strict Foreclosure is subject to the terms of, and conditional upon satisfaction of all applicable conditions set forth in, this Agreement, the Transaction Support Agreement and the Loan Documents, (v) waives its right to notification of disposition of the Specified Collateral under UCC Sections 9-611, 9-620 and 9-621 or other notification under other applicable law, under the Loan Documents, (vi) waives any right to a public auction of the Specified Collateral to the highest bidder, (vii) waives any right to redeem the Specified Collateral under UCC Section 9-623, the Loan Documents or otherwise, (viii) waives any right to any surplus value in the Specified Collateral under UCC Section 9-608, the Loan Documents or otherwise, (ix) waives any right to object to the transactions contemplated by this Agreement, (x) waives any other rights under the UCC, the Loan Documents, whether legal or equitable, which it may possess in and to the Specified Collateral and (xi) agrees that the transactions contemplated hereby are commercially reasonable.

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3. Effective Time.

3.1 Effective Time. The Strict Foreclosure shall be deemed to have been consummated in accordance herewith and the applicable provisions of the UCC, Loan Documents, and Definitive Documents (as defined in the Transaction Support Agreement) on the date hereof immediately and automatically upon satisfaction of each of the following conditions precedent (the time of such satisfaction, the “Effective Time”):

(a) The Debtors shall have executed a General Assignment and Bill of Sale in substantially the form of Exhibit A hereto in favor of each Specified Collateral Recipient, and delivered the same to the Collateral Agent for further distribution to each Specified Collateral Recipient.

(b) All conditions precedent to the Closing Date (as defined in the Transaction Support Agreement), as set forth in the Transaction Support Agreement, shall have been satisfied or waived in accordance with the terms of the Transaction Support Agreement, as certified to the Collateral Agent (for the benefit of it and the Lenders) in writing on behalf of the Debtors by the secretary or other responsible officer of the Borrower.

(c) Each Debtor shall have delivered to the Collateral Agent (for the benefit of it and the Lenders) a copy of the resolution of the board of managers (or other equivalent body) of such Debtor authorizing such Debtor to enter into this Agreement and the Transaction Support Agreement, and to consummate the Strict Foreclosure Transactions, which resolution shall be certified in writing by the secretary or comparable officer of such Debtor.

(d) The Debtors shall have delivered all books and records relating to the Specified Collateral to the Collateral Agent (for further distribution to the Lenders), other than those subject to attorney-client privilege and/or the attorney work-product doctrine.

3.2 Post-Effective Time Matters. Upon consummation of the Strict Foreclosure at the Effective Time as provided above:

(a) The Borrower and the Collateral Agent (or any person or entity designated by the Borrower or the Collateral Agent as its delegate for this purpose) shall be authorized to file (at the sole cost and expense of the Borrower) the UCC termination statements and other applicable release and termination documentation necessary to effectuate, evidence or reflect in the public record, and/or to notify all applicable parties of, the release, discharge and termination of the Liens and Loan Documents described in Section 2.2(a) above.

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(b) Without limiting the foregoing, the Collateral Agent shall be deemed authorized to release, and shall release, the Liens granted to it in favor of the Secured Parties on all property and assets constituting Collateral (other than the Specified Collateral), whereupon the title and interest therein shall be deemed to revert to the Debtor that granted such Lien, or to such other Person as shall be entitled thereto pursuant to applicable law, as the case may be.

4. Representations, Warranties, and Covenants of the Debtors. Each Debtor, for the benefit of the Collateral Agent and Applicable Transferees, represents, warrants and covenants as follows, in each case, at and as of the Effective Time:

4.1 Power and Authority. Such Debtor has all requisite limited liability company power and authority to enter into this Agreement and to carry out the transactions contemplated by, and perform its obligations under, this Agreement.

4.2 Governmental Consents. The execution and delivery by such Debtor of this Agreement and the performance by it of this Agreement does not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

4.3 No Conflict; No Claims. The execution and delivery by such Debtor of this Agreement, the consummation by it of the Strict Foreclosure Transactions, and the performance by such Debtor of this Agreement does not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to such Debtor, or any order, judgment or decree of any court or other agency of government binding on such Debtor, (ii) violate any provision of any organizational documents of such Debtor or (iii) violate any material agreement or instrument to which such Debtor is a party or which binds such Debtor or its assets (including the Specified Collateral).

4.4 Binding Obligation. This Agreement has been duly executed and delivered by such Debtor and is the legally valid and binding obligation of such Debtor, enforceable against such Debtor in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability.

4.5 Title; Rights; Claims.

(a) To the Borrower’s knowledge, the Borrower is the sole legal and beneficial owner of the Specified Collateral, and no Person (other than the Collateral Agent and the Applicable Transferees) has any claim or interest of any kind whatsoever in, or any Lien on (including any security interest in any of the Specified Collateral that is subordinate to the Collateral Agent’s security interest therein as contemplated under Section 9-620(a)(2)(B) and other comparable provisions of the UCC), any of the Specified Collateral or any proceeds thereof as contemplated under Section 9-621(a)(1) and other comparable provisions of the UCC.

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(b) All Equity Interests comprised in the Specified Collateral have been duly authorized and validly issued, are fully paid and non-assessable, and are not subject to any preemptive rights. Other than agreements with, or otherwise in favor of, the Collateral Agent or any of the Applicable Transferees (or any of their respective Affiliates), there are no agreements which may obligate any Debtor or any of their Affiliates to issue, purchase, register for sale, redeem or otherwise acquire any Equity Interests comprised in the Specified Collateral.

(c) No Debtor or any of their Affiliates has received an authenticated notification of a claim of an interest in any of the Specified Collateral as contemplated under Sections 9-620 and 9-621 and other comparable provisions of the UCC at any time on or prior to their acceptance, execution and delivery of this Agreement.

(d) As of ten (10) days before each Debtor’s acceptance of this Agreement, (i) no secured party or lienholder (other than the Collateral Agent) held a security interest in, or other Lien, on any of the Specified Collateral, whether perfected by compliance with a statute, regulation, or treaty described in Section 9-311(a) and other comparable provisions of the UCC, or otherwise and (ii) no secured party or lienholder (other than the Collateral Agent) held a security interest in, or other Lien on, any of the Specified Collateral that was perfected by the filing of a financing statement that (x) identified any of the Specified Collateral, (y) was indexed under any Debtor’s name as of such date, and (z) was filed in the office or offices in which to file a financing statement against any Debtor covering any of the Specified Collateral, in each case, as contemplated by Section 9-621(a)(2) and other comparable provisions of the UCC. Accordingly, no Debtor is aware of any Person to whom notice of the Strict Foreclosure is or was required to be sent by the Collateral Agent or any other Secured Party, or any Debtor pursuant to Section 9-621(a) and other comparable provisions of the UCC.

4.6 Liens. The Specified Collateral is subject to the provisions of the UCC and no Debtor is aware of any facts or circumstances that have resulted or may result (as of the moment in time immediately prior to the Effective Time) in the Collateral Agent failing to hold, on behalf of itself and the Lenders, a valid and perfected first priority Lien and security interest on the Specified Collateral.

4.7 Notice of Default; Acceleration; Other Liens.

(a) The Existing Events of Default have occurred and are continuing, and have not been waived by any Agent or Lender, and any forbearance in respect of any of the Existing Events of Default or any matters relating thereto (including any exercise of rights or remedies in connection therewith) provided by the Agent or a Lender will terminate automatically at the Effective Time.

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(b) Notice of the occurrence and continuance of the Existing Events of Default has been properly and validly given to such Debtor by the Collateral Agent on behalf of the Secured Parties as required under the Loan Documents upon delivery of the Default and Acceleration Notice, and all other notices required to be delivered and any and all other actions required to be taken in connection with the acceleration of the Obligations have been given or taken, as applicable, and, accordingly, the Obligations have been properly, validly and unconditionally accelerated and declared to be forthwith due and payable in full in accordance with the Credit Agreement. Such Debtor shall not (and hereby irrevocably and unconditionally waives any right it may have to) contest or challenge the validity of the Default and Acceleration Notice or any such other notice described above, or the matters set forth therein (including the acceleration of the Obligations provided for thereunder). Without limiting the foregoing, such Debtor agrees that, in addition to any prior notices delivered by the Collateral Agent, this Agreement also constitutes any notice that may be given or required as a condition precedent to the Collateral Agent exercising any of its Enforcement Rights, and any and all grace or cure periods are hereby irrevocably and unconditionally waived and relinquished by such Debtor.

(c) The outstanding Obligations are due and payable in accordance with the terms of the Loan Documents, and are owed by such Debtor free of any offset, defense or counterclaim, and such Debtor will not (and hereby irrevocably and unconditionally waives any right it may have to) assert any set off, defense or counterclaim to the outstanding Obligations or any portion thereof.

5. Representations, Warranties and Covenants of the Collateral Agent: The Collateral Agent represents and warrants to the Debtors, each as to itself, as follows:

5.1 Power and Authority. It has all requisite power and authority to enter into this Agreement and to carry out the transactions contemplated by, and perform its obligations under, this Agreement.

5.2 Governmental Consents. The execution and delivery by it of this Agreement and the performance by it of this Agreement does not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

5.3 No Conflict. The execution and delivery by it of this Agreement and the performance by it of this Agreement does not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to it, or any order, judgment or decree of any court or other agency of government binding on it, or (ii) violate any provision of any of its organizational documents.

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5.4 Binding Obligation. This Agreement has been duly executed and delivered by it and is the legally valid and binding obligation of it enforceable against it in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability.

Notwithstanding anything to the contrary in this Agreement, the Transaction Support Agreement or any other document delivered on or prior to the date hereof, the Collateral Agent makes no representations about the validity of the strict foreclosure contemplated hereby or the transfers contemplated hereby, or the enforceability of this Agreement, except to the extent that any such matters are within the Collateral Agent’s power or control.

6. Miscellaneous.

6.1 General. Except as otherwise expressly provided in this Agreement or documents or agreements contemplated by this Agreement, all expenses of the preparation, execution and consummation of this Agreement and of the transactions contemplated hereby shall be borne by the party incurring such fees.

6.2 Notice. All notices, demands and other communications hereunder shall be in writing or by written telecommunication, and shall be deemed to have been duly given if delivered personally or by courier, if mailed by certified mail return receipt requested, postage prepaid, or if sent by written telecommunication or electronic delivery, confirmation of receipt received, as follows:

If to the Collateral Agent, to:

c/o Credit Suisse AG, Cayman Islands Branch

Eleven Madison Avenue

New York, New York 10010

Attn: [Sean Portrait]

Email: [***]

With a copy sent contemporaneously to:

Simpson Thacher & Bartlett LLP

[____]

[____]

Attention: [____]

Email: [____]

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and the Lenders under the Transaction Support Agreement, at:

Stroock & Stroock & Lavan LLP

180 Maiden Lane

New York, NY 10038

Attention: Kristopher M. Hansen, Marija Pecar and Isaac Sasson

Email: [***]

If to the Debtors, to:

Summit Midstream Partners Holdings, LLC

910 Louisiana Street, Suite 4200

Houston, Texas 77002

Attention: Megan Davis

Email: [***]

With a copy sent contemporaneously to:

Kirkland & Ellis LLP

601 Lexington Avenue

New York, New York 10022

Attention: Christopher J. Marcus, P.C.

Email: [***]

Kirkland & Ellis LLP

300 North LaSalle

Chicago, Illinois 60654

Attention Stephen L. Iacovo

Email: [***]

6.3 Entire Agreement. Subject to anything contained in the Loan Documents (as in effect on the date hereof), this Agreement (and the related schedules, exhibits and agreements delivered in connection herewith) contains the entire understanding of the parties with respect to the subject matter hereof. This Agreement supersedes all prior agreements relating to the subject matter hereof (except the Loan Documents).

6.4 Amendments. No modification, amendment or supplement to, or waiver, forbearance or consent under or with respect to, this Agreement shall be effective without the prior written consent of the Debtors, the Collateral Agent and the Required Directing Lenders (as defined in the Transaction Support Agreement).

6.5 Governing Law. The validity and construction of this Agreement shall be governed by the internal laws of the State of New York without regard to principles of conflicts of laws.

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6.6 Sections, Section Headings and Defined Terms. All enumerated subdivisions of this Agreement are herein referred to as “sections” or “subsections.” The headings of the sections and subsections are for reference only and shall not limit or control the meaning thereof. Capitalized terms contained in the exhibit to this Agreement, which are not otherwise defined in such exhibit, shall have the meaning ascribed to them in this Agreement.

6.7 Successors. This Agreement shall be binding upon, and inure to the benefit of, each of the parties hereto, and their respective heirs, successors and assigns.

6.8 Further Assurances. Without limiting anything in Section 2, from time to time, at the written request of another party hereto or of any Applicable Transferee, each party hereto shall (at the expense of the requesting party) execute and/or deliver (as applicable) such instruments, documents and agreements, and take such actions, as, in each case, such requesting party may deem reasonably necessary or desirable in order to effectuate, evidence, reflect or record any of the Strict Foreclosure Transactions, and/or assure that the transfers, purposes and objectives of this Agreement and the Strict Foreclosure Transactions are validly and fully accomplished.

6.9 Applicable Transferee Agreements and Rights; No Other Implied Rights or Remedies. Each Applicable Transferee or other Person that, pursuant to the Strict Foreclosure, accepts any Specified Collateral or otherwise acquires any right, title or interest in or to, any Specified Collateral, shall, by such acceptance or acquisition thereof, as applicable, be automatically and immediately deemed to have consented and agreed to the Strict Foreclosure (including the terms and manner of consummation thereof, and actions and agreements of the Persons involved therein in connection with implementation thereof). Each Debtor agrees that each provision of this Agreement that grants or purports to grant any right or remedy to any Applicable Transferee, or that otherwise requires any Debtor to take any action requested or required by, or comply with any instruction delivered by or on behalf of, any Applicable Transferee (including Section 2.1 and Section 6.8 of this Agreement) is intended for the benefit of, and shall be directly enforceable against such Debtor by, such Applicable Transferee, notwithstanding that such Applicable Transferee shall not be a signatory hereto or direct party hereunder. Except as provided in the preceding sentence, nothing herein is intended or shall be construed to confer upon or to give any person, firm, or corporation, other than the Collateral Agent and the Debtors, any rights or remedies under or by reason of this Agreement.

6.10 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement. Delivery of an executed counterpart of this Agreement by facsimile, email or other electronic means shall be equally as effective as delivery of an original executed counterpart of this Agreement.

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6.11 Jurisdiction. The parties irrevocably and unconditionally submit to and accept the exclusive jurisdiction of the United States District Court for the Southern District of New York located in the Borough of Manhattan or the courts of the State of New York located in the County of New York for any action, suit or proceeding arising out of or based upon this Agreement or any matter relating to it and waive any objection that they may have to the laying of venue in any such court or that such court is an inconvenient forum or does not have personal jurisdiction over them.

6.12 Avoidance. Notwithstanding any other provision of this Agreement, and including in the event any Debtor becomes a debtor in a case under Title 11 of the United States Code (the “Bankruptcy Code”) subject to the Debtors’ rights under the Bankruptcy Code, in the event that any of the transactions contemplated hereby (including the transfer of the Specified Collateral, or any part thereof) is subsequently rescinded, invalidated, voided, declared to be a fraudulent or preferential transfer or set aside, and/or any property transferred hereby is required to be returned to a trustee, receiver or any other party, whether under any bankruptcy law, state or federal law, common law or equitable cause, or otherwise, then, the liabilities and obligations of the Debtors, the Credit Agreement, the Collateral Agreement and the other Loan Documents, to the extent they remain unsatisfied under the terms of the Credit Agreement, the Collateral Agreement and the other Loan Documents, shall be revived and reinstated, and shall continue in full force and effect until the Collateral Agent has received payment in full on such obligations, and the Debtors hereby agree to perform any and all acts and execute and deliver any and all further instruments that are necessary or required to ensure that the Collateral Agent, for the benefit of the Secured Parties, has a first priority security interest in the Collateral to secure such obligations. The provisions of this Section 6.11 shall survive the Closing.

[Remainder of page intentionally left blank; signature pages follow]

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IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly respective officers as of the date and the year first above written.

SUMMIT MIDSTREAM PARTNERS HOLDINGS, LLC, as Borrower and Grantor under the Loan Documents, and as a Debtor hereunder

By:
Name:
Title:

SUMMIT MIDSTREAM PARTNERS, LLC, as Pledgor and Guarantor under the Loan Documents, and as a Debtor hereunder

By:
Name:
Title:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Collateral Agent, on behalf of itself and the Secured Parties pursuant to the Credit Agreement and the other Loan Documents

By:
Name:
Title:

S-1

EXHIBIT A

GENERAL ASSIGNMENT AND BILL OF SALE

Reference is made to (i) that certain Strict Foreclosure Agreement, dated as of [__], 2020 (as amended, supplemented or otherwise modified from time to time in accordance with the terms hereof, the “Strict Foreclosure Agreement”), by and among Summit Midstream Partners Holdings, LLC (“Borrower”) and a Summit Midstream Partners, LLC, as “Debtors”, and Credit Suisse AG, Cayman Islands Branch, as “Collateral Agent” (in such capacity, the “Collateral Agent”) and (ii) that certain Term Loan Agreement, dated as of March 21, 2017 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”), by and among the Borrower, the lenders from time to party thereto, and the Collateral Agent. Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned thereto in the Strict Foreclosure Agreement, and, if not defined therein, in the Credit Agreement.

This General Assignment and Bill of Sale is being delivered pursuant to the Strict Foreclosure Agreement.

For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Debtors hereby assign, transfer and convey (and shall be automatically deemed to have assigned, transferred and conveyed at the Effective Time) to [[the Collateral Agent] / [______]]1 (the “Transferee”) all of Debtors’ right, title and interest in and to [____] common units (the “Applicable Units”) representing limited partner interests in Summit Midstream Partners, LP (“SMLP Common Equity”).

[1]	To be modified as applicable.

Pursuant to, and in accordance with, the Loan Documents, and Article 9 of the Uniform Commercial Code of the State of New York (together with the equivalent provisions of each other relevant jurisdiction, collectively, the “UCC”), the Borrower has pledged, and granted a Lien in favor of the Collateral Agent (for the benefit of the Lenders) on, 34,604,581 units of SMLP Common Equity (the “Specified Collateral”), and the portion of Specified Collateral representing the Applicable Units is hereby sold, assigned, transferred and conveyed to the Transferee by virtue of the provisions of Section 9-620 of the UCC. Upon all Specified Collateral being conveyed to the Persons entitled thereto under the Loan Documents in accordance with the Strict Foreclosure Agreement and upon satisfaction of all other conditions to the Strict Foreclosure set forth in the Strict Foreclosure Agreement and the occurrence of the Effective Time, all Obligations (except any Surviving Obligations) owing to the Transferee shall be satisfied in full pursuant to the UCC and other applicable law.

The transfer of the Specified Collateral effectuated under this General Assignment and Bill of Sale is made in accordance with, and pursuant to, (i) the UCC and other applicable law, and (ii) the Strict Foreclosure Agreement, the Credit Agreement and the other applicable Loan Documents (including the Collateral Agreement).

[Remainder of page intentionally left blank; signature page follows]

IN WITNESS WHEREOF, the undersigned have caused this General Assignment and Bill of Sale to be duly executed as of the ____ day of ________, 2020.

By:
Name:
Title:

Exhibit 3

Form of Mutual Release Agreement

MUTUAL RELEASE

This Mutual Release (this “Release”) is entered into as of _____, 2020 by and among: (a) Summit Midstream Partners Holdings, LLC, a Delaware limited liability company (“SMPH”) and Summit Midstream Partners, LLC, a Delaware limited liability company (together with SMPH, the “Company”); (b) each of the Lenders (as defined in the Credit Agreement referred to below) party hereto (collectively, the “Consenting Lenders” and, each individually, a “Consenting Lender”), and (c) Credit Suisse AG, Cayman Islands Branch, as administrative agent and collateral agent for the Lenders (in such capacities, the “Term Loan Agent”). The Consenting Lenders, the Term Loan Agent, and the Company are each referred to as a “Party” and collectively referred to as the “Parties.” Capitalized terms used herein and not otherwise defined shall have the meanings set forth in Section 1.

RECITALS

WHEREAS, on the date hereof, the Company, the Lenders (including the Consenting Lenders), and the Term Loan Agent are parties to that certain term loan agreement, dated as of March 21, 2017 (as amended, supplemented or otherwise modified from time to time prior to the date hereof in accordance with the terms thereof, the “Credit Agreement”), pursuant to which the Lenders thereunder made certain loans and other financial accommodations to the Company;

WHEREAS, as of the date hereof, certain Events of Default have occurred and are continuing (the “Existing Events of Default”), and none of such Existing Events of Default have been cured or waived;

WHEREAS, as a result of the Existing Events of Defaults, the Obligations have been accelerated in accordance with the Credit Agreement and, as a result of the Company’s failure to pay the amounts due upon such acceleration, in accordance with the terms of the Loan Documents, the Required Lenders have directed the Term Loan Agent to consummate a strict foreclosure, and, in connection therewith, the Company and certain Consenting Lenders have entered into that certain Transaction Support Agreement, dated as of September 29, 2020 (as modified from time to time, the “TSA”), and the Company and Term Loan Agent have entered into that certain Strict Foreclosure Agreement, dated as of [___], 2020 (as modified from time to time, the “Strict Foreclosure Agreement”); and

WHEREAS, in connection with the consummation of the strict foreclosure and other transactions contemplated by, relating to, or otherwise consummated in connection with, the TSA and Strict Foreclosure Agreement (collectively, the “Transaction”), each of the Parties have agreed to execute and deliver this Release.

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AGREEMENT

NOW, THEREFORE, for the mutual promises, covenants and obligations set forth below, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. Definitions. For purposes of this Agreement, (i) capitalized terms not defined herein that are defined in the Credit Agreement or the TSA shall have the meanings ascribed to them in the Credit Agreement or the TSA, as applicable; and (ii) the following terms shall have the meanings ascribed to them in this Section 1:

(a) “Causes of Action” means any cause of action (including any avoidance action, right or claim arising under, pursuant to or set forth in sections 362, 506(c), 510, 542 through 550, 553 or 558 of the Bankruptcy Code or any state law equivalent), claim, controversy, counterclaim, cross claim, right of setoff, claim on contracts or for breaches of fiduciary duties imposed by law or in equity, demand, right, action lien, indemnity, suit, obligation, liability, damage, judgment, account, defense, power, privilege, license, franchise or recoupment of any kind or character whatsoever, assertable directly, indirectly or derivatively (including under alter ego theories), choate or inchoate, fixed or contingent, direct or indirect, disputed or undisputed, foreseen or unforeseen, known or unknown, liquidated or unliquidated, matured or unmatured, secured or unsecured, suspected or unsuspected, whether arising before, on, or after the Effective Time (as defined in Section 4(c) below), in contract or in tort, under statute, in law or in equity, or pursuant to any other theory of law or equity.

(b) “Final Order” means an order or judgment of a court of competent jurisdiction that has been entered on the docket maintained by the clerk of such court and has not been reversed, vacated, or stayed and as to which (i) the time to appeal, petition for certiorari, or move for a new trial, reargument, or rehearing has expired and as to which no appeal, petition for certiorari, or other proceedings for a new trial, reargument, or rehearing shall then be pending or, (ii) if an appeal, writ of certiorari, new trial, reargument, or rehearing thereof has been sought, (1) such order or judgment shall have been affirmed by the highest court to which such order was appealed, certiorari shall have been denied, or a new trial, reargument, or rehearing shall have been denied or resulted in no modification of such order and (2) the time to take any further appeal, petition for certiorari, or move for a new trial, reargument, or rehearing shall have expired.

(c) “Person” means an individual, partnership, corporation, limited liability company, cooperative, trust, unincorporated organization, association, joint venture, estate, trust, governmental unit, or other entity, whether acting in an individual, fiduciary or other capacity.

(d) “Related Persons” means, as to any Person, such Person’s current and former direct and indirect subsidiaries, affiliates, members, managing members, funds, managers, officers, directors, agents, financial advisors, principals, accountants, investment bankers, consultants, attorneys, professionals, partners, other “controlling persons” (within the meaning of the United States federal securities laws) and other representatives (and each of their direct and indirect subsidiaries, affiliates, members, managing members, funds, managers, officers, directors, agents, financial advisors, principals, accountants, investment bankers, consultants, attorneys, professionals, partners, other “controlling persons” (within the meaning of the United States federal securities laws) and other representatives), solely in each case acting in such capacity in connection with the Transaction or the Credit Agreement, and any Person claiming by or through any of them.

(e) “Released Party” or “Released Parties” means the following, individually and collectively, as applicable: (a) the Company, (b) the Consenting Lenders; (c) the Term Loan Agent, (d) the Related Persons of each of the foregoing and (e) each of the predecessors and successors in interest and assigns of each of the foregoing.

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(f) “Releasing Party” or “Releasing Parties” means the following, individually and collectively, as applicable, in its capacity as such, for and on behalf of itself and its Related Persons: (a) the Company; (b) the Consenting Lenders; (c) the Term Loan Agent and (d) each of the predecessors and successors in interest and assigns of each of the foregoing.

(g) “Restructuring Claims” has the meaning given thereto in Section 2(a).

2. Releases.

(a) Releases by the Releasing Parties. For good and valuable consideration provided by each of the Released Parties, the adequacy and sufficiency of which is hereby confirmed, from and after the Effective Time, subject to clause (b) below, each of the Released Parties and their respective assets and properties shall be deemed unconditionally, irrevocably and forever released and discharged by each and all of the Releasing Parties from any and all Causes of Action that any such Releasing Party would have been legally entitled to assert in its own right (whether individually or collectively) or by, through or on behalf of the holder of any claim or ownership interest in a Releasing Party, or that any holder of any claim or ownership interest in such Releasing Party could have asserted by, through or on behalf of such Releasing Party, based on or relating to, or in any manner arising from, in whole or in part: (i) the Transaction, and the Company’s recapitalization efforts, restructuring efforts, or other action or service (including service on the board of directors of the Company) associated or related thereto; (ii) the Credit Agreement or the other Loan Documents; or (iii) any other act or omission, transaction, agreement, event, or other occurrence relating to the Company and taking place at or before the Effective Time, in each case, relating to the Credit Agreement, the other Loan Documents, and/or any of the Obligations (the foregoing, collectively, the “Restructuring Claims”). Each Releasing Party agrees and covenants not to assert or prosecute, or assist or otherwise aid any other Person in the assertion or prosecution of, any Restructuring Claims being released pursuant to this clause (a) against any of the Released Parties.

(b) Limitation of Releases. Notwithstanding anything in clause (a) above, the Parties agree that the releases in clause (a) above shall not apply to (and the term Restructuring Claims shall not include and shall not be construed to include) any of the following: (A) any of the rights of any Releasing Party to enforce this Release, any Definitive Documents or the TSA, and any Causes of Action under, or arising pursuant to, this Release, any Definitive Documents or the TSA, or any breaches hereunder or thereunder (including, without limitation, any breach of any representations and warranties hereunder or thereunder), (B) any Causes of Action against any Person who does not execute and deliver this Release (or a joinder hereto) or any such Person’s Related Persons, (C) any indemnification obligations owed by the Company or its Related Persons in favor of any of the Lenders or the Term Loan Agent (or their respective Related Persons) arising out of, or related to, this Release, any of the Loan Documents, the Definitive Documents, the TSA, or the consummation of the Transaction, (D) any rights of contribution between or among the Releasing Parties or exculpation by and among the Releasing Parties, (E) any Causes of Action by any Releasing Party against any Person other than the Released Parties, (F) any Causes of Action relating to any matters or obligations arising, any agreements entered into or delivered, any actions taken by any Person, or any transactions consummated, at or after the Effective Time (after giving effect to the Strict Foreclosure and entry into any Definitive Documents that are become effective concurrently with the Effective Time), and (G) any Causes of Action for gross negligence, willful misconduct, or actual fraud (in each case as determined by a Final Order of a court of competent jurisdiction).

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The Parties further acknowledge and agree that, notwithstanding anything to the contrary herein, all releases, representations, warranties, covenants and other agreements made in this Release by any Consenting Lender that is a separately managed account or fund of an investment manager signatory hereto are being made only with respect to the assets or interests (and any Causes of Action related thereto) managed by such investment manager on behalf of such Consenting Lender, and shall not apply to (or be deemed to be made in relation to) any assets or interests (and any Causes of Action related thereto) that may be beneficially owned by such Consenting Lender that are not held through accounts or funds managed by such investment manager.

(c) No Reliance And No Duty To Disclose. Each of the Parties hereto, on behalf of itself and its Related Parties, in any capacity, agrees and acknowledges that (a) except as expressly provided in this Agreement, no other Party hereto or any other Released Party, in any capacity, has warranted or otherwise made any representations to it or any of its Related Parties concerning any Restructuring Claim (including any representation concerning the existence, nonexistence, validity or invalidity of any Restructuring Claim) and no Releasing Party has relied on any Released Party in providing the releases and covenants not to sue in this Article 2, (b) the validity and effectiveness of the foregoing releases and covenants not to sue in this Article 2 do not depend in any way on any such representations or warranties or the accuracy, completeness or validity thereof, (c) no other Party hereto or any other Released Party, in any capacity, has any duty to disclose or provide any facts or documents (whether material or immaterial, known or unknown, suspected or unsuspected) to it or any other Releasing Party, including any facts or documents which, if known by any Releasor, might have caused such Releasor or any Party hereto to which such Releasing Party is affiliated not to execute and deliver this Release and/or any of the other Definitive Documents, and (d) subject to Section 2(b), each such release and covenant not to sue shall remain in full force and effect even if any facts or documents (whether material or immaterial, known or unknown, suspected or unsuspected, foreseen or unforeseen) were not disclosed or provided (whether intentionally, unintentionally, or otherwise) by any Released Party to any Releasing Party, which facts or documents, if known by such Releasing Party, might have caused such Releasing Party or any Party hereto to which such Releasing Party is affiliated not to execute and deliver this Release and/or any of the other Definitive Documents. Nothing contained herein is intended to impair or otherwise derogate from any of the representations, warranties, or covenants expressly set forth in this Agreement or in the other Definitive Documents.

(d) Waiver of Statutory Limitations on Release. Except as otherwise set forth herein or as prohibited by law or statute, it is the intention of each Party to extinguish all released Causes of Action and consistent with such intention, each Party hereby expressly waives his, her, or its rights to the fullest extent permitted by law, to any benefits of the provisions of Section 1542 of the California Civil Code or any other similar state law, federal law, or principle of common law, which may have the effect of limiting the releases set forth herein, which reads in full as follow:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE WHICH, IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.

(e) Each Party acknowledges that he, she, or it may discover facts in addition to or different from those now known or believed to be true with respect to the subject matter of the releases granted herein, but acknowledges that it is his, her, or its intention to fully, finally, and forever settle, release and discharge any and all Restructuring Claims hereby known or unknown, suspected or unsuspected, which do or do not exist, or heretofore existed, and without regard to the subsequent discovery or existence of such additional or different facts.

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(f) Notwithstanding anything to the contrary herein, nothing in this Release shall prohibit or impede any Party hereto from communicating, cooperating or filing a complaint with any U.S. federal, state or local law enforcement branch, agency or entity (collectively a “Governmental Entity”) with respect to any possible violations of any U.S. federal, state or local law or regulation, or otherwise making disclosures relating thereto to any such Governmental Entity, in each case, that are protected under the whistleblower provisions of any provision of such law or regulation, provided that in each case (i) such communications and disclosures are consistent with applicable law and made in good faith and (ii) the information subject to such disclosure was not obtained by a Party through a communication that was subject to attorney-client privilege, unless disclosure of that information would otherwise be permitted by an attorney pursuant to 17 C.F.R. 205.3(d), applicable state attorney conduct rules, or otherwise.

(g) Notwithstanding anything to the contrary set forth herein, each of the Parties hereby expressly reserves all of its defenses to any Cause of Actions that may be asserted against any of them by any other Party, including, but not limited to, any defense that this Release releases any asserted Restructuring Claim.

3. Released Party Representations, Warranties and Covenants.

Each Released Party party hereto represents and warrants, after due inquiry and reasonable investigation, that, as of the Effective Time, neither it, nor any of its directors or officers is aware of any current or potential indemnification claims or other Causes of Action against it or any of them, or any facts or circumstances that would give rise to any potential indemnification claim or other Cause of Action.

4. Miscellaneous.

(a) Successors and Assigns. All covenants, rights, obligations and other agreements contained in this Release by, through or on behalf of any of the Parties bind and inure to the benefit of such Party and its respective successors and permitted assigns, whether so expressed or not. This Release, and the rights and obligations of each Party, shall not be assigned by such Party without prior written consent of the other Parties.

(b) Entire Agreement. This Release contains the entire understanding of the Parties with respect to the releases set forth herein.

(c) Effectiveness; Amendments. This Release (including the releases provided for herein, and the Parties’ respective rights and obligations hereunder) shall become automatically effective (and may be enforced by and against each Party hereto) as of the later of the time that (i) each Party hereto has executed and delivered this Release and (ii) the Closing Date (as defined in the Strict Foreclosure Agreement) has occurred (the “Effective Time”). For the avoidance of doubt, prior to the Effective Time, (x) none of the provisions of this Release shall be valid, binding or enforceable and (y) no Person shall be permitted to rely on, or shall have any rights or remedies with respect to, this Release. No modification, amendment or supplement to, or waiver, forbearance or consent under or with respect to, this Release (including any provision hereof, or any rights or obligations hereunder or arising in connection herewith) shall be effective without the prior written consent of each Party hereto.

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(d) Severability. Any provision of this Release that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

(e) Counterparts. This Release may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all the Parties. This Release may be executed and delivered by facsimile, email, or otherwise and such signature is deemed binding for all purposes hereof, without delivery of an original signature being thereafter required.

(f) Headings. The headings of the sections and subsections of this Release are inserted for convenience only and shall not affect the interpretation hereof.

(g) Governing Law. This Release shall be construed and enforced in accordance with, and the rights of the Parties shall be governed by, the laws of the State of New York excluding choice-of-law principles of the laws of the State of New York that would permit the application of the laws of a jurisdiction other than the State of New York.

(h) Jurisdiction and Process; Waiver of Jury Trial.

i.

Each Party irrevocably and unconditionally agrees that it will not commence any action, litigation, or proceedings of any kind or description, whether in law or equity, whether in contract or in tort or otherwise, against any other Party that in any way relates to this Release in any forum other than the courts of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, and the Parties irrevocably and unconditionally submit to the jurisdiction of such courts and agree that all claims in respect of any such action, litigation or proceeding relating to this Release may be heard and determined in such New York State Court or, to the fullest extent permitted by applicable law, in such federal court. To the fullest extent permitted by applicable law, in connection with any such action, litigation or proceeding relating to this Release, the Parties irrevocably waive and agree not to assert, by way of motion, as a defense or otherwise, any claim that they are not subject to the jurisdiction of any such court, any objection that they may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

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ii.	The Parties hereby waive trial by jury in any action brought on or with respect to this Release, or any other documents executed in connection herewith.

(i) Specific Performance. Each Party recognizes and acknowledges that a breach by such Party of any of its covenants or agreements contained in this Release may cause the other Parties to sustain damages for which such other Parties may not have an adequate remedy at law for money damages, and, therefore, such Party agrees that, in the event of any such breach by it, the other Parties may be able to seek the remedy of specific performance of one or more such breached covenants and agreements and injunctive and certain other equitable relief in addition to any other remedy to which such other Parties may be entitled, at law or in equity.

(j) Remedies Cumulative. All rights, powers and remedies provided under this Release or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise of any right, power or remedy thereof by any Party shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such Party.

(k) No Waiver. The failure of any Party to exercise any right, power, or remedy provided under this Release or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other Party with its obligations hereunder, and any custom or practice of the Parties at variance with the terms hereof, shall not constitute a waiver by such Party of its right to exercise any such or other right, power, or remedy or to demand such compliance.

(l) Several, Not Joint, Obligations. The agreements and obligations of each of the Parties under this Release are, in all respects, several and not joint.

(m) Parties’ Use of Legal Counsel And Construction Of Release. Each Party hereby acknowledges that it has had the opportunity to be advised by its own legal counsel in connection with the negotiation, drafting, execution, and delivery and consummation of this Release. The Parties agree and acknowledge that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Release or any amendments, exhibits or schedules hereto. Each Party has entered into this Release freely and voluntarily, without coercion, duress, distress or under influence by any other Persons or its respective shareholders, directors, officers, partners, agents or employees. Each of the Parties hereby acknowledges that (i) it has read this Release and knows its contents, (ii) it understands the terms and consequences of this Release, and (iii) the terms of this Release are fair and reasonable.

(n) Compromise; No Admission of Wrongdoing. This Release is entered into in compromise of disputed claims and defenses constituting the Restructuring Claims. No act or agreement in furtherance of the Release shall be construed in any way as an admission of fault, wrongdoing, or liability on the part of any Party and, for the avoidance of doubt, notwithstanding anything to the contrary, each Party hereby denies (and shall be deemed to deny) any fault, wrongdoing, or liability for any and all claims and Causes of Action, and no settlement of any Causes of Action against any such Party shall be permitted without such Party’s prior written consent. Neither this Release, nor any of its terms, shall be offered by any of the Parties in evidence in any arbitral, civil, criminal, administrative, or other proceeding as a concession or admission of fault, wrongdoing or liability; provided, that nothing in this section shall prevent any Party from using or offering this Release in evidence in any proceeding to enforce and/or effectuate the terms of this Release.

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(o) No Third Party Rights. The provisions of this Release are for the benefit of the Parties, and unless otherwise provided herein, no other Person shall have any right or claim against any Party by reason of this Release or any provision hereof or be entitled to enforce any provision of this Release. Notwithstanding the foregoing, for the avoidance of doubt, the Released Parties may enforce the provisions of this Release, as set forth herein.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, this Release is entered into as of the date first written above.

Summit Midstream Partners Holdings, LLC

By:
Name:	J. Heath Deneke
Title:	President and Chief Executive Officer

Summit Midstream Partners, LLC

By:
Name:	J. Heath Deneke
Title:	President and Chief Executive Officer

[Summit Midstream – Mutual Release Agreement]

CONSENTING LENDER:

By:
Name:
Title:

[Summit Midstream – Mutual Release Agreement]

Credit Suisse AG, Cayman Islands Branch:

By:

Name:

Title:

Exhibit B

Form of Transfer Agreement

Transfer Agreement to Transaction Support Agreement

Reference is made to the Transaction Support Agreement (as amended, supplemented, or otherwise modified from time to time in accordance with the terms thereof, the “Agreement”) dated as of September 29, 2020, by and among Summit Midstream Partners Holdings, LLC (“SMPH”), Summit Midstream Partners, LLC (with SMPH, the “Company”), Summit Midstream Limited Partnership and certain beneficial holders (or investment managers, advisors or subadvisors for any of the beneficial holders) of Term Loan Claims (together with their successors and permitted assigns under the Agreement, each, a “Directing Lender” and, collectively, the “Directing Lenders”), and the other parties thereto.1

The undersigned (the “Transferee”) is a Directing Lender under the Agreement and has acquired the further Term Loan Claims set forth below, which are in addition to any Term Loan Claims set forth on its signature page to the Agreement or on any Joinder Agreement or Transfer Agreement executed before the day hereof.

This agreement shall be governed by the governing law set forth in the Agreement.

Date: ________________, 2020

[TRANSFEREE]

By:
Name:
Title:

	Principal Amount of Term Loan Claims:	$

[1]	Defined terms used but not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

Exhibit C

Form of Joinder Agreement

Joinder Agreement to Transaction Support Agreement

The undersigned hereby acknowledges that it has reviewed and understands the Transaction Support Agreement (as amended, supplemented, or otherwise modified from time to time in accordance with the terms thereof, the “Agreement”) dated as of September 29, 2020, by and among Summit Midstream Partners Holdings, LLC (“SMPH”) Summit Midstream Partners, LLC (with SMPH, the “Company”), Summit Midstream Limited Partnership and certain beneficial holders (or investment managers, advisors or subadvisors for any of the beneficial holders) of Term Loan Claims (together with their successors and permitted assigns under the Agreement, each, a “Directing Lender” and, collectively, the “Directing Lenders”), and the other parties thereto, agrees to be bound as a Directing Lender by the terms and conditions thereof binding on the Directing Lender with respect to all Term Loan Claims held by the undersigned.3

The undersigned hereby makes the representations and warranties of the Directing Lender set forth in Section 8(a) and Section 8(b) of the Agreement to each other Party, effective as of the date hereof.

This joinder agreement shall be governed by the governing law set forth in the Agreement.

Date: ________________, 2020

[TRANSFEREE]

By:
Name:
Title:

	Principal Amount of Term Loan Claims:	$

[3]	Defined terms used but not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

Exhibit D

Questionnaire

SUMMIT MIDSTREAM PARTNERS, LP

SELLING UNITHOLDER QUESTIONNAIRE

Pursuant to the terms and conditions of that certain Transaction Support Agreement (the “TSA”), by and among Summit Midstream Partners Holdings, LLC (the “Company”), Summit Midstream Partners, LLC, Summit Midstream Partners, LP (the “Partnership”) and the Directing Lenders, the Partnership may file with the United States Securities and Exchange Commission (the “Commission”) a registration statement on Form S-1 (the “Registration Statement”) for resale under the Securities Act of 1933, as amended (the “Securities Act”), of common units representing limited partner interests of the Partnership (the “Common Units”) which will be distributed to Term Loan Lenders as a result of the Strict Foreclosure described in the TSA. Capitalized terms used but not defined herein shall have the meanings provided to them in the TSA.

In order to sell or otherwise dispose of any Registrable Securities pursuant to such Registration Statement, a holder of Registrable Securities must be named as a selling unitholder in the related prospectus (the “Prospectus”) and become a Directing Lender or Transaction Consenting Lender prior to the expiration of the Solicitation Period. In order to be named in the Prospectus, you must complete, execute and deliver this Selling Unitholder Questionnaire (the “Questionnaire”) to the Partnership no later than [October 21], 2020, which deadline may be extended in accordance with the TSA. Holders of Registrable Securities who do not become a Directing Lender or a Transaction Consenting Lender prior to the expiration of the Solicitation Period or who do not complete, execute and return this Questionnaire prior to the deadline (i) will not be named as selling unitholders in the Registration Statement, (ii) will not have their Registrable Securities registered for resale in the Registration Statement, and (iii) cannot use the Prospectus for resales of Registrable Securities.

The underlined terms in this Questionnaire are defined in Appendix A. These definitions are extremely important in assisting you to complete the Questionnaire properly.

Certain legal consequences arise from being named as a selling unitholder in the Registration Statement and Prospectus. Accordingly, holders and beneficial owners of securities to be registered under the Registration Statement are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling unitholder in the Registration Statement and Prospectus.

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The Selling Unitholder hereby provides the following information to the Partnership and represents and warrants that such information is accurate and complete:

(1)

Full Legal Name of Selling Unitholder (i.e., the entity to be listed as a seller in the Registration Statement and in whose name or on whose behalf Registrable Securities shall be issued at Closing as a result of the Strict Foreclosure):

Full Legal Name of Registered Holder (if not the same as above):

(2)	Address for Notices to Selling Unitholder:

Telephone:
Fax:
Contact Person:

(3)

Ownership of the Partnership’s Securities. This question covers current beneficial ownership of the Partnership’s equity securities. Please consult Appendix A to this Questionnaire for information as to the meaning of “beneficial ownership” and “equity securities.”

Please list the number of units of each equity security of the Partnership beneficially owned, directly or indirectly, as of the date hereof, by the Selling Unitholder (including any equity securities the Selling Unitholder has a right to acquire pursuant to the exercise of warrants or other convertible securities or otherwise). For the avoidance of doubt, Registrable Securities to be received at Closing need not be listed here.

Type of Equity Security	Number of units Beneficially Owned

(4)

Were any units of any equity security included in answer to Item 3 above because the beneficial owner had the right to acquire beneficial ownership, including the right to acquire (a) through the exercise of any option, warrant or right, (b) through the conversion of a security, (c) pursuant to the power to revoke a trust, discretionary account, or similar arrangement or (d) pursuant to the automatic termination of a trust, discretionary account or similar arrangement? For the avoidance of doubt, this question does not apply to Registrable Securities to be received at Closing.

Yes _______    No _______

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If so, please set forth the affected number of units of such equity security, the type of equity security and the details concerning the right to acquire beneficial ownership, including dates when the right comes into existence.

Type of Equity Security	Number of Units	Details

(5)	Please state the full amount of the outstanding principal balance of the Term Loan Claims held by the Selling Unitholder as of the date this Questionnaire is completed:

(6)	Relationships with the Partnership:

Except as set forth below, neither the Selling Unitholder nor any of its affiliates, officers, directors or principal equity holders (5% or more) has held any position or office or has had any other material relationship with the Partnership (or its predecessors or affiliates) during the past three years.

State any exceptions here:

An “affiliate” of any specified person means any other person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such person. For purposes of this definition, “control” when used with respect to any specified person means the power to direct or cause the direction of the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

(7)	Nature of the Selling Unitholder:

(a)	Is the Selling Unitholder a natural person? (If so, please mark “Yes” and skip to Item 8.)

Yes ____                No ____

(b)

Is the Selling Unitholder (i) a reporting company under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (ii) a majority owned subsidiary of a reporting company under the Exchange Act or (iii) a registered investment company under the Investment Company Act of 1940? If so, please mark the box and state which one.

Yes ____                No ____

If the entity is a majority owned subsidiary of a reporting company, identify the majority stockholder that is a reporting company: __________________________

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If the entity is not any of the above, identify any natural person or persons having voting and investment control over the Partnership’s securities that the entity owns:

(8)	Broker-Dealer Status:

(a)	Is the Selling Unitholder a broker-dealer?

Yes ____                No ____

(b)

If the Selling Unitholder is a broker-dealer, did the Selling Unitholder receive the Registrable Securities or the Term Loan Claims pursuant to which such securities shall be distributed as compensation for investment banking services, including underwriting activities, to the Partnership?

Yes ____                No ____

(c)	Is the Selling Unitholder an affiliate of a broker-dealer?

Yes ____                No ____

Note: If “yes” to Item 8(c), you must answer Item 8(d).

(d)

If the Selling Unitholder is an affiliate of a registered broker-dealer, does such Selling Unitholder certify that it (i) will acquire the Registrable Securities in the ordinary course of business and (ii) at the time of the acquisition of such Registrable Securities, such Selling Unitholder will have had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes ____                No ____

(9)	Legal Proceedings with the Partnership:

Is the Selling Unitholder a party to any pending legal proceeding in which the Partnership is named as an adverse party? If yes, please describe.

Yes ____                No ____

By signing below, the Selling Unitholder acknowledges that it understands its obligation to comply, and agrees that it will comply, with the prospectus delivery and other provisions of the Securities Act and the Exchange Act and the rules and regulations thereunder, particularly Regulation M.

By signing below, the Selling Unitholder consents to the disclosure of the information contained herein in its answers to Items (1) through (9) above and the inclusion of such information in the Registration Statement and Prospectus. The Selling Unitholder understands that such information will be relied upon by the Partnership in connection with the preparation of the Registration Statement and Prospectus.

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By signing the below, the Selling Unitholder acknowledges and agrees that it will furnish to the Partnership such information and affidavits as the Partnership reasonably requests pursuant to the disclosure requirements of the SEC for use in connection with the Registration Statement or Prospectus and, to the fullest extent permitted by law, the Selling Unitholder will indemnify the Partnership and its directors and officers and each Person who controls the Partnership (within the meaning of the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended) against any and all losses, claims, damages, liabilities and expenses (including, without limitation, reasonable attorneys’ fees and disbursements) resulting from any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or related Prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission is consistent with and made in reliance upon any information or affidavit so furnished by such Selling Unitholder in writing (in this Questionnaire or otherwise) specifically for inclusion in the Registration Statement; provided that the obligation to indemnify will be several, not joint and several, among the several Selling Unitholders, and the liability of each Selling Unitholder will be in proportion to the amount of Registrable Securities sold by such Selling Unitholder, and, provided, further, that such liability will be limited to the net amount received by such Selling Unitholder from the applicable sale of Registrable Securities. In addition to the foregoing, the remaining provisions of Section 27(g) of the TSA (including without limitation the indemnification obligations of the Partnership set forth therein) apply with full force and effect as though restated herein.

All notices hereunder shall be made in writing, by hand-delivery, electronic mail transmission, first-class mail or air courier guaranteeing overnight delivery as follows:

To the Partnership:        Summit Midstream Partners, LP

910 Louisiana St., Suite 4200

Houston, Texas 77002

Attention: Megan Davis

Email: [***]

Once this Questionnaire is executed by the undersigned and received by the Partnership at the address indicated on the signature page, the terms of this Questionnaire, and the representations and warranties contained herein, shall be binding on, shall inure to the benefit of and shall be enforceable by the respective successors, heirs, personal representatives and assigns of the Partnership and the undersigned with respect to the Registrable Securities beneficially owned by the undersigned and distributed in respect of the Term Loan Claims listed in Item (5) above. This Questionnaire shall be governed in all respects by the laws of the State of New York.

If at any time prior to the effective date of the Registration Statement any of the information set forth by the undersigned in this Questionnaire has changed due to passage of time, or any development occurs which requires a change in the undersigned’s answers, or has for any other reason become incorrect, the undersigned acknowledges and agrees to promptly furnish any necessary or appropriate correcting information to the Partnership, including any changes with respect to the outstanding principal balance of the Term Loan Claims currently held by the undersigned. Otherwise, the Partnership and its counsel are to understand that the information provided in this Questionnaire continues to be, to the best of the undersigned’s knowledge, information, and belief, complete and correct.

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IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated: _______________, 2020

Selling Unitholder
(Print/type full legal name of beneficial owner of Registrable Securities)

By:

Name:
Title:

PLEASE RETURN THE COMPLETED AND EXECUTED QUESTIONNAIRE TO THE PARTNERSHIP AT:

Summit Midstream Partners, LP 910 Louisiana St., Suite 4200
Houston, Texas 77002
Attention: Megan Davis
Email: [***]

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Appendix A

DEFINITIONS OF “BENEFICIAL OWNERSHIP”

1.	A “Beneficial Owner” of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares:

(a)	Voting power which includes the power to vote, or to direct the voting of, such security; and/or

(b)	Investment power which includes the power to dispose, or direct the disposition of, such security.

Please note that either voting power or investment power, or both, is sufficient for you to be considered the beneficial owner of shares.

2.

Any person who, directly or indirectly, creates or uses a trust, proxy, power of attorney, pooling arrangement or any other contract, arrangement or device with the purpose or effect of divesting such person of beneficial ownership of a security or preventing the vesting of such beneficial ownership as part of a plan or scheme to evade the reporting requirements of the federal securities acts shall be deemed to be the beneficial owner of such security.

3.

Notwithstanding the provisions of paragraph (1), a person is deemed to be the “beneficial owner” of a security if that person has the right to acquire beneficial ownership of such security within 60 days, including but not limited to any right to acquire: (a) through the exercise of any option, warrant or right; (b) through the conversion of a security; (c) pursuant to the power to revoke a trust, discretionary account or similar arrangement; or (d) pursuant to the automatic termination of a trust, discretionary account or similar arrangement; provided, however, any person who acquires a security or power specified in (a), (b) or (c) above, with the purpose or effect of changing or influencing the control of the issuer, or in connection with or as a participant in any transaction having such purpose or effect, immediately upon such acquisition shall be deemed to be the beneficial owner of the securities which may be acquired through the exercise or conversion of such security or power.

DEFINITION OF “EQUITY SECURITY”

An “equity security” is any Common Unit and any option, warrant or other right to acquire any Common Unit of the Partnership.

Exhibit E

Form of Consent Agreement

THIS STRICT FORECLOSURE CONSENT AGREEMENT IS NOT AN OFFER WITH RESPECT TO ANY SECURITIES. ANY SUCH OFFER OR SOLICITATION WILL COMPLY WITH ALL APPLICABLE SECURITIES LAWS. NOTHING CONTAINED IN THIS STRICT FORECLOSURE CONSENT AGREEMENT SHALL BE AN ADMISSION OF FACT OR LIABILITY OR, UNTIL THE OCCURRENCE OF THE CONSENT EFFECTIVE DATE ON THE TERMS DESCRIBED HEREIN, DEEMED BINDING ON ANY OF THE PARTIES HERETO.

STRICT FORECLOSURE CONSENT AGREEMENT

The undersigned beneficial holder (or nominee, investment manager, advisor, or subadvisor for the undersigned beneficial holder) (each a “Transaction Consenting Lender”, and, together with each other Transaction Consenting Lender that executes a Strict Foreclosure Consent Agreement, collectively, the “Transaction Consenting Lenders”) hereby consents to the Transaction (as defined below), and agrees to be bound as a Transaction Consenting Lender by the terms and conditions of this Strict Foreclosure Consent Agreement (this “Agreement”) with respect to all Term Loan Claims held by the undersigned.

This Agreement shall become effective and binding on the undersigned Transaction Consenting Lender on the date that this Agreement has been executed and delivered by the undersigned Transaction Consenting Lender (the “Consent Effective Date”).

Recitals

WHEREAS, Credit Suisse AG, Cayman Islands Branch, as Administrative Agent and Collateral Agent for the Lenders (the “Term Loan Agent”), the Transaction Consenting Lender, Summit Midstream Partners Holdings, LLC (“SMPH”) and Summit Midstream Partners LLC (“SMP” and with SMPH, the “Company”) are parties to that certain term loan agreement, dated as of March 21, 2017 (as amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the terms thereof) by and between SMPH, the Lenders party thereto and the Term Loan Agent (the “Credit Agreement” and together with all documents and agreements executed in connection therewith, collectively, the “Loan Documents”; defined terms used but not defined herein shall have the meaning set forth in the Credit Agreement);

WHEREAS, the Company and each of the beneficial owners (or nominees, investment managers, advisors or subadvisors for the beneficial owners) of the Term Loan Claims that is a signatory to the Transaction Support Agreement (collectively, the “Directing Lenders”) (constituting Required Lenders) have in good faith and at arm’s-length negotiated a full debt discharge and restructuring transaction on the terms set forth in the Transaction Support Agreement (such debt discharge and restructuring transaction, including the Strict Foreclosure and all other transactions consummated in connection with, or relating to, any of the foregoing, collectively, the “Transaction”);

WHEREAS, the key terms of the Transaction are set forth in the Term Sheet attached hereto as Exhibit 1 (the “Term Sheet”).

NOW, THEREFORE, in exchange for the Company’s entry into the Mutual Release Agreement, and the payment to each of the Directing Lenders and Transaction Consenting Lenders of its Pro Rata Share of the Consent Premium on the Closing Date, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned Transaction Consenting Lender, intending to be legally bound hereby, agrees as follows:

Consent Agreement

Section 1. Definitions

As used in this Agreement, the following terms have the following meanings:

(a)	“Additional Consideration” means $6.5 million in cash.

(b)

“Ad Hoc Group” means the ad hoc group of certain beneficial owners (or nominees, investment managers, advisors or subadvisors for certain beneficial owners) of the Term Loan Claims, as may be reconstituted from time to time, represented by Stroock.

(c)

“Alternative Transaction” means any reorganization (including, for the avoidance of doubt, a transaction premised on an asset sale or a chapter 11 plan other than one that implements the Transaction, or otherwise), proposal, offer, dissolution, winding up, liquidation, reorganization, merger, consolidation, business combination, joint venture, partnership, sale of assets, recapitalization, or restructuring in any jurisdiction anywhere in the world for any entity of the Company other than the Transaction.

(d)	“Closing Date” means the date upon which the Transaction is consummated.

(e)	“Consent Premium” means $20 million cash.

(f)	“Definitive Documents” means all documents that are contemplated by the Transaction Support Agreement and that are otherwise necessary to implement, or otherwise relate to the Transaction.

(g)

“Pro Rata Share” means, other than in connection with the Consent Premium, with respect to each Lender, an amount calculated on the basis of the aggregate principal amount of outstanding Loans held by such Lender (determined as of the Closing Date but immediately prior to giving effect to the consummation of the Strict Foreclosure) as a percentage of the total amount of then-outstanding Loans held by all Lenders in the aggregate.

(h)	“Questionnaire Deadline” means [October 21, 2020], which deadline may be extended in accordance with the Transaction Support Agreement.

(i)

“Registrable Securities” means the Specified Collateral held by the Directing Lenders and the Transaction Consenting Lenders, but only to the extent that such Persons become Directing Lenders or Transaction Consenting Lenders in accordance with the Transaction Support Agreement and provide SMLP with an

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executed Questionnaire on or prior to the Questionnaire Deadline. Registrable Securities shall cease to be Registrable Securities when (i) a registration statement with respect to the sale of such securities shall have been declared effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (ii) such securities are sold pursuant to Rule 144 (or any similar provisions then in force) under the Securities Act, (iii) such securities have been otherwise transferred and a new certificate or other evidence of ownership for them that does not bear a legend restricting further transfer has been delivered to such transferee, or (iv) such securities shall have ceased to be outstanding.

(j)	“Securities Act” means the Securities Act of 1933, as amended and including any rule or regulation promulgated thereunder.

(k)	“SMLP” means Summit Midstream Partners, LP.

(l)

“Specified Collateral” means the 34,604,581 common units representing limited partner interests in SMLP currently pledged to the Term Loan Agent, on behalf of the Term Loan Lenders, as collateral under the Credit Agreement; provided that the number of common units comprising the Specified Collateral shall be equitably adjusted in the event of a unit split, reverse unit split, combination, reclassification, recapitalization, exchange, unit dividend, or other distribution payable in common units with respect to the Specified Collateral that occurs prior to the Closing Date.

(m)

“Strict Foreclosure” means the delivery to the Term Loan Lenders of the Specified Collateral in accordance with Article 9 of the Uniform Commercial Code and the terms set forth in the Strict Foreclosure Agreement, which together with the Additional Consideration, shall be in full satisfaction of the Company’s obligations under the Credit Agreement (exclusive of any obligations contained therein that survive termination of the Credit Agreement in accordance with the terms set forth in the Transaction Support Agreement and in the Definitive Documents).

(n)	“Strict Foreclosure Agreement” means that certain Notification of Proposal of Strict Foreclosure, attached hereto as Exhibit 4.

(o)	“Stroock” means Stroock & Stroock & Lavan LLP as counsel to the Ad Hoc Group.

(p)	“Term Loan Lenders” means the lenders party to the Credit Agreement as of the Closing Date.

(q)

“Term Loan Claims” means all claims held by the Term Loan Lenders party to the Credit Agreement derived from, based upon, or secured pursuant to the Loan Documents, including the approximately $155.2 million in principal amount outstanding, plus all interest, fees, expenses, costs, and other charges arising under or related to the Obligations.

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(r)

“Transaction Support Agreement” means that certain Transaction Support Agreement (as amended, supplemented, or otherwise modified from time to time in accordance with the terms hereof, and including the Term Sheet (as defined below) and any other exhibits, schedules, or annexes attached hereto or thereto, this “Agreement”), dated as of September 29, 2020, is entered into by and among the Company, Summit Midstream Partners, LP, and the Directing Lenders.

Section 2. Agreements of the Transaction Consenting Lender.

(a)

Transaction Support. During the period from and including the Consent Effective Date through and including the termination of the Transaction Support Agreement (the “Support Period”), subject to the terms and conditions hereof, the undersigned Transaction Consenting Lender agrees, with respect to all claims held, that it shall:

(i)

(A) not take any action, directly or indirectly, that would reasonably be expected to prevent, interfere with, materially delay, or impede, the consummation of the Transaction; (B) not directly or indirectly propose, file, support, vote for, consent to, or take any other action in furtherance of the negotiation or formulation of any Alternative Transaction; and (C) not take, nor direct any other person to take, any action that would, or would reasonably be expected to, breach this Agreement, or object to, or materially and intentionally delay, or take any other negative action, directly or indirectly, to interfere with the implementation of the Transaction; and

(ii)

not exercise, and shall not direct any other person to, exercise any right or remedy for the enforcement, collection, or recovery of any of the Term Loan Claims against the Company, including in connection with any payment obligations of the Company under the Credit Agreement that come due during the Support Period, other than in accordance with this Agreement and/or the Definitive Documents; provided, however, that nothing in this clause (ii) shall require the Transaction Consenting Lenders to waive any Default or Event of Default or any of the obligations arising under the Loan Documents; provided, further, that no party to this Agreement shall request that the Term Loan Agent exercise rights or remedies under or with respect to the Credit Agreement or the other Loan Documents during the Support Period to the extent inconsistent with this Agreement.

(b)

Mutual Release Agreement. Subject to the terms and conditions hereof, the undersigned Transaction Consenting Lender agrees, with respect to all claims held, that it shall enter into the Mutual Release Agreement, a form of which is attached as Exhibit 2 hereto (the “Mutual Release Agreement”), which Mutual Release Agreement shall be effective as of the Closing Date.

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(c)

Securities Registration Information. Subject to the terms and conditions hereof, the undersigned Transaction Consenting Lender agrees, with respect to all claims held, that it shall not be eligible to receive registered units of SMLP common stock unless it provides the information requested in Exhibit 3 (the “Questionnaire”) attached hereto prior to the Questionnaire Deadline. In the event the undersigned Transaction Consenting Lender fails to provide the information requested in Exhibit 3, it acknowledges that it may be unable to trade or transfer the units of SMLP common stock constituting its portion of the Specified Collateral or the Additional Consideration unless and until separate arrangements regarding the same (if any) are agreed with SMLP (at its sole discretion).

(d)	Rights of Transaction Consenting Lenders Unaffected. Except as expressly set forth herein, nothing contained herein shall:

(i)

constitute a waiver or amendment of any term or provision of (A) any of the Loan Documents, as applicable or (B) any other agreement, instrument, or document that gives rise to a Transaction Consenting Lender’s Term Loan Claims; or

(ii)	constitute a termination or release of any liens granted in connection with the Term Loan Claims.

(e)

Transfer of Claims or Withdrawal of Consent. The undersigned Transaction Consenting Lender agrees that if it sells, assigns, or transfers its Term Loan Claims, withdraws its consent to the Transaction through a written notice provided to Kirkland & Ellis LLP and Kirkland & Ellis International LLP, as counsel to the Company and Stroock, or otherwise does not comply with its obligations set forth in this Agreement, it shall not be a Transaction Consenting Lender and shall not be entitled to its Pro Rata Share of the Consent Premium.

Section 3. Representations and Warranties.

(a)	The undersigned Transaction Consenting Lender represents and warrants that the following statements are true, correct, and complete as of the date hereof:

(i)

the undersigned is validly existing and in good standing under the laws of its jurisdiction of incorporation or organization, and has, as applicable, all requisite corporate, partnership, limited liability company, or similar authority to enter into this Agreement and carry out the transactions contemplated hereby and perform its obligations contemplated hereunder; and the execution and delivery of this Agreement and the performance of such Transaction Consenting Lender’s obligations hereunder have been duly authorized by, as applicable, all necessary corporate, limited liability company, partnership, or other similar action on its part;

(ii)

the execution, delivery, and performance by such Transaction Consenting Lender of this Agreement does not and will not (A) violate any provision of law, rule, or regulation applicable to it, its charter, or bylaws (or other similar governing documents), or (B) conflict with, result in a breach of, or constitute a default under any material contractual obligation to which it is a party;

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(iii)

the execution, delivery, and performance by such Transaction Consenting Lender of this Agreement, except as expressly provided in this Agreement, does and will not require the consent or approval by any other person or entity, except for any consent or approval obtained prior to, or contemporaneously with, the Consent Effective Date;

(iv)

this Agreement is the legally valid and binding obligation of such Transaction Consenting Lender, enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, or other similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability or a ruling of a court of competent jurisdiction;

(v)	is the beneficial owner of the aggregate principal amount of Term Loan Claims set forth below its name on the signature page hereof; and/or

(vi)	does not directly or indirectly own any Term Loan Claims other than as identified below its name on its signature page hereof.

Section 4. Governing Law; Jurisdiction; Waiver of Jury Trial.

(a)

This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York, without giving effect to any conflicts of law principles which would permit or require the application of the law of any other jurisdiction.

(b)

The undersigned Transaction Consenting Lender irrevocably agrees for itself that any legal action, suit, or proceeding arising out of or relating to this Agreement brought by any party or its successors or assigns shall be brought and determined in any federal or state court in the Borough of Manhattan, the City of New York, and hereby irrevocably submits to the exclusive jurisdiction of the aforesaid courts for itself, generally and unconditionally, with regard to any such proceeding arising out of or relating to this Agreement or the Transaction. The undersigned Transaction Consenting Lender agrees not to commence any proceeding relating hereto or thereto except in the courts described above in New York, other than proceedings in any court of competent jurisdiction to enforce any judgment, decree, or award rendered by any such court in New York as described herein. Subject to the foregoing, the undersigned Transaction Consenting Lender hereby irrevocably and unconditionally waives, and agrees not to assert, by way of motion or as a defense, counterclaim, or otherwise, in any proceeding arising out of or relating to this Agreement or the Transaction, (i) that any claim is not personally subject to the jurisdiction of the courts in New York as described herein for any reason and (ii) that (A) the proceeding in any such court is brought in an inconvenient forum, (B) the venue of such proceeding is improper, or (C) this Agreement, or the subject matter hereof, may not be enforced in or by such courts.

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(c)

THE UNDERSIGNED TRANSACTION CONSENTING LENDER HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT (WHETHER BASED ON CONTRACT, TORT, OR ANY OTHER THEORY). ANY DISPUTES RESOLVED IN COURT SHALL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY.

Section 5. Reservation of Rights; No Admission.

(a)

Nothing contained herein shall (i) limit the rights of the undersigned Transaction Consenting Lender under any applicable bankruptcy, insolvency, foreclosure, or similar proceeding, including the right to appear as a party in interest in any matter to be adjudicated in order to be heard concerning any matter arising in or related to the Transaction before a court of competent jurisdiction, in each case, so long as such consultation or appearance is not inconsistent with the undersigned Transaction Consenting Lender’s obligations hereunder, or, to the extent such Transaction is consistent with this Agreement, under the terms of the Transaction; (ii) limit the ability of the undersigned Transaction Consenting Lender to sell or enter into any transactions in connection with the Term Loan Claims, or any other claims against or interests in the Company, subject to the terms of Section 2(d); (iii) limit the rights of the undersigned Transaction Consenting Lender under the Credit Agreement or any agreements executed in connection therewith, except to the extent exercise of any such rights are inconsistent with the terms of this Agreement as applicable to the undersigned Transaction Consenting Lender; or (iv) constitute a waiver or amendment of any provision of the Credit Agreement or any agreements executed in connection therewith except as expressly set forth herein.

Section 6. Consents and Acknowledgments.

(a)

By executing this Agreement, the undersigned Transaction Consenting Lender forbears from exercising remedies with respect to any Default or Event of Default that is caused by the Company’s entry into this Agreement or the other documents related to this Agreement and the transactions contemplated in this Agreement, and agrees to direct the Term Loan Agent not to exercise remedies to the extent that any other Term Loan Lender directs the Term Loan Agent to exercise such remedies; it being understood and agreed that this waiver shall be terminated and be without any further force and effect upon the termination of this Agreement without the occurrence of the Closing Date.

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(b)

Although the undersigned Transaction Consenting Lender intends that this Agreement should not constitute, and it believes it does not constitute, a solicitation or acceptance of a chapter 11 plan of reorganization or an offering of securities, the undersigned Transaction Consenting Lender acknowledges, agrees, and represents that it (i) is an “accredited investor” as such term is defined in Rule 501(a) of the Securities Act of 1933 and (ii) has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the securities to be acquired by it pursuant to the Transaction and understands and is able to bear any economic risks with such investment.

(c)

Subject to its obligation to file such Registration Statement under the Transaction Support Agreement, SMLP shall use its reasonable best efforts to prepare and file a registration statement (a “Registration Statement”) with the SEC (on such form as SMLP is eligible to use under the Securities Act) covering resales by the holders of Registrable Securities as selling unitholders of all Registrable Securities. In connection with any Registration Statement in which a holder of Registrable Securities that is a seller of Registrable Securities is participating, each such holder will furnish to SMLP such information and affidavits as SMLP reasonably requests for use in connection with any such Registration Statement or prospectus and, to the fullest extent permitted by law, each such seller will indemnify SMLP and its directors and officers and each Person who controls SMLP (within the meaning of the Securities Act or the Exchange Act) against any and all losses, claims, damages, liabilities and expenses (including, without limitation, reasonable attorneys’ fees and disbursements except as limited by Section 27(g)(iii) of the Transaction Support Agreement) resulting from any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or related prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission is contained in any information or affidavit so furnished by such seller or any of its employees, advisors, agents, representatives, partners, officers, and directors and each Person who controls such holder (within the meaning of the Securities Act or the Exchange Act) (collectively, the “Seller Affiliates”) in writing specifically for inclusion in the Registration Statement; provided that the obligation to indemnify will be several, not joint and several, among such sellers of Registrable Securities, and the liability of each such seller of Registrable Securities will be in proportion to the amount of Registrable Securities sold by them, and, provided, further, that such liability will be limited to the net amount received by such seller from the applicable sale of Registrable Securities.

[Signature Page Follows]

8

TRANSACTION CONSENTING LENDER:
By:

Name:

Title:

Principal Amount of Term Loan Claims:	$

Notice Information

Address:

Attn:

Fax:

Email:

[Summit Midstream – Transaction Consenting Lender Signature Page to Strict Foreclosure Consent Agreement]

Exhibit 1

Term Sheet

[attached as Exhibit A to the Transaction Support Agreement]

Exhibit 2

Mutual Release Agreement

[attached as Exhibit 3 to Exhibit A to the Transaction Support Agreement]

Exhibit 3

Registration Questionnaire

[attached as Exhibit D to the Transaction Support Agreement]

Exhibit 4

Strict Foreclosure Agreement

[attached as Exhibit 2 to Exhibit A to the Transaction Support Agreement]